UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

REPLIMUNE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Replimune Group, Inc.
500 Unicorn Park Drive
Suite 303
Woburn, MA 01801
Dear Stockholders:
On behalf of the Board of Directors of Replimune Group, Inc. (the “Company,” “we” or “Replimune”), I invite you to attend our 2026 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Tuesday, September 15, 2026, at 8:30 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live webcast. You will be able to participate in the Annual Meeting, vote online during the Annual Meeting and submit your questions during the Annual Meeting by visiting www.meetnow.global/MP4F5JS, but you will not be able to attend the Annual Meeting in person. A Notice of Internet Availability of Proxy Materials, which contains instructions on how to access online the proxy statement accompanying this letter (the “Proxy Statement”) and our Annual Report for the fiscal year ended March 31, 2026, is first being sent to stockholders on or about July 28, 2026. We urge you to carefully read our proxy materials, which provide important information about the Annual Meeting and will serve as your guide to the business that will be conducted at the Annual Meeting.
The matters to be voted upon at the Annual Meeting are listed in the Notice of 2026 Annual Meeting of Stockholders and are more fully described in the Proxy Statement.
All holders of record of our common stock at the close of business on July 21, 2026, the record date, are entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment thereof. Whether or not you participate in the Annual Meeting, it is important that your shares be represented and voted during the Annual Meeting. We therefore are soliciting proxies so that each stockholder has an opportunity to vote on the matters that are scheduled to come before the stockholders at the Annual Meeting. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained therein. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote electronically if you decide to virtually attend the Annual Meeting. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares. Whether or not you expect to attend the Annual Meeting virtually, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting.
Thank you for your continuing interest in the Company.
Sincerely,
/s/ SUSHIL PATEL

Sushil Patel
Chief Executive Officer
July 28, 2026

Replimune Group, Inc.
500 Unicorn Park Drive
Suite 303
Woburn, MA 01801
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Replimune Group, Inc. (the “Company,” “we” or “Replimune”) will be held on Tuesday, September 15, 2026, at 8:30 a.m., Eastern Time. We have adopted a virtual format for the Annual Meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MP4F5JS and entering your 15-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Internet Notice”), on any proxy card you received or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the purpose of considering the following company-sponsored proposals:
1.
to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2027;

2.
to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2026; and

3.
to approve an amendment to the Third Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 300,000,000 shares.

The complete text of the proposed Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation is provided in Appendix A to the accompanying proxy statement.
We will also consider and act upon any other matters that properly come before the Annual Meeting or any continuation, adjournment or postponement thereof.
Our Board of Directors recommends that you vote “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm (Proposal No. 1); “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2026 (Proposal No. 2); and “FOR” the approval of an amendment to the Third Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 300,000,000 shares (Proposal No. 3).
Our Board of Directors has fixed the close of business on July 21, 2026 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. Therefore, each outstanding share of our common stock entitles the holder of record of such shares at the close of business on July 21, 2026 to receive notice of, and to vote at, the Annual Meeting or any continuation, adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during ordinary business hours for 10 days prior to the Annual Meeting at our principal executive offices at 500 Unicorn Park Drive, Suite 303, Woburn, MA 01801. This stockholder list will also be available for review online during the Annual Meeting. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 15-digit control number included in your Internet Notice, on any proxy card you received or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting virtually, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you choose to attend the Annual Meeting virtually, you may still vote your shares electronically at the

Annual Meeting, even if you have previously voted or returned your proxy by any of the methods described in our proxy statement. If your shares are held in street name in a bank or brokerage account, please refer to the materials provided to you by your bank, broker or other nominee for voting instructions. Your proxy is revocable in accordance with the procedures set forth in our proxy statement.
All stockholders are extended a cordial invitation to virtually attend the Annual Meeting via live webcast.
By Order of the Board of Directors,
/s/ SUSHIL PATEL

Sushil Patel
Chief Executive Officer
July 28, 2026

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PROPOSAL NO. 3 — APPROVAL OF AN AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, FROM 150,000,000 SHARES TO 300,000,000 SHARES	39
SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT	43
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	46
Related Party Transactions Policy	46
GENERAL MATTERS	47
Availability of Certain Documents	47
Stockholders Sharing an Address / Householding	47
Stockholder Proposals and Nominations	47
Other Matters	48

ii

Replimune Group, Inc.
500 Unicorn Park Drive
Suite 303
Woburn, MA 01801
PROXY STATEMENT
FOR 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, SEPTEMBER 15, 2026 AT 8:30 A.M., EASTERN TIME
GENERAL INFORMATION
This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Replimune Group, Inc., a Delaware corporation (“Replimune,” “we,” “our,” “us,” or the “Company”), of proxies in the accompanying form to be used at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 15, 2026 at 8:30 a.m., Eastern Time, and any continuation, postponement or adjournment thereof. We have adopted a virtual format for our Annual Meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MP4F5JS and entering your 15-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Internet Notice”), on any proxy card you received or on the instructions that accompanied your proxy materials.
The Board has fixed the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting as of the close of business on July 21, 2026 (the “Record Date”).
When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?
This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 (the “Annual Report”) will be released to our stockholders as of the Record Date on or about July 28, 2026.
Notice of Internet Availability of Proxy Materials.
As permitted by the rules and regulations of the Securities and Exchange Commission (“SEC”), we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the Internet. On or about the date hereof, we will begin mailing a notice, which we refer to herein as the Internet Notice, to our stockholders as of the Record Date containing instructions on how to access this Proxy Statement and our Annual Report and the mechanisms by which such stockholders may vote. If you are a stockholder as of the Record Date, you may then access these proxy materials online or you may request that a printed copy of the materials be sent to you. If you choose to receive a paper or e-mail copy of these proxy materials, you must request such by telephone by calling 1-866-641-4276, online at www.envisionreports.com/REPL or by e-mail to investorvote@computershare.com with “Proxy Materials Replimune Group, Inc.” in the subject line, in each case, before August 31, 2026. There is no charge to you for requesting a copy of these proxy materials.
The Internet Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet.
Who can vote at the Annual Meeting?
You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. As of the close of business on the Record Date, we had 84,026,071 shares of common stock outstanding. Each share of common stock entitles the holder to one vote on each matter presented at the Annual Meeting. There is no cumulative voting.
Who can attend and participate in the Annual Meeting?
You may attend and participate in the Annual Meeting online only if you were a stockholder as of the Record Date, or if you hold a valid proxy for the Annual Meeting. We have adopted a virtual format for our

Annual Meeting. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. We have designed the format of this year’s virtual Annual Meeting to ensure that our stockholders who attend the Annual Meeting online will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit questions online during the Annual Meeting by visiting www.meetnow.global/MP4F5JS. To attend and participate in the Annual Meeting, you will need the 15-digit control number included in your Internet Notice, on any proxy card you received or on the instructions that accompanied your proxy materials. If you lose your 15-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
If your shares are held in “street name,” as described below, you must register in advance to attend the Annual Meeting online using the instructions found under the caption “How do I vote?” below. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
The Annual Meeting webcast will begin promptly at 8:30 a.m., Eastern Time. We encourage you to access the Annual Meeting at least fifteen minutes prior to the start time, leaving ample time for check-in procedures.
What is the difference between a stockholder of record and beneficial owner of shares held in “street name”?
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the stockholder of record with respect to those shares, and the Internet Notice, or if requested, these proxy materials, will be sent directly to you by us.
Beneficial Owner of Shares Held in “Street Name.”   If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Internet Notice, or if requested, these proxy materials, will be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.
How do I vote?
If you are a stockholder of record and your shares are registered directly in your name with our transfer agent, Computershare, you do not need to register in advance to attend the Annual Meeting virtually. You may vote:
•
By Internet.   You may vote by proxy via the Internet at www.envisionreports.com/REPL by following the instructions provided on the Internet Notice or any proxy card you received. In order submit a vote over the Internet, you must have your 15-digit control number included in your Internet Notice or on any proxy card you received.

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By Telephone.   If you live in the United States or Canada, you may vote by proxy by calling toll-free 1-800-652-VOTE (8683) and by following the instructions provided on the Internet Notice or any proxy card you received. In order to submit your vote over the telephone, you must have your 15-digit control number included in your Internet Notice or on any proxy card you received.

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By Mail.   Complete and mail any proxy card you may have received in the accompanying postage prepaid envelope and return the proxy card to Proxy Services, C/O Computershare Investor Services, P.O. Box 43101, Providence, RI 02940-5067. Your proxy will be voted in accordance with your instructions. If you have received printed copies of these proxy materials and sign and return the enclosed proxy but do not otherwise specify how you want your shares voted, they will be voted “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027, “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2026, and “FOR” the approval of an amendment to the Third Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 300,000,000 shares, and will be voted according to the discretion of the proxy holder named in the proxy card upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof.
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Electronically at the Annual Meeting.   If you attend the meeting online via live webcast, you will need the 15-digit control number included in your Internet Notice, on any proxy card you received or on the instructions that accompanied your proxy materials to vote electronically during the meeting. If you lose your 15-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

If your shares are held in street name (held for your account by a broker or other nominee), you may vote:
•
By Internet or By Telephone.   You will receive instructions from your broker or other nominee if you are permitted to vote by Internet or telephone.

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By Mail.   You will receive instructions from your broker or other nominee explaining how to vote your shares.

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Register to Attend the Annual Meeting.   If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your legal proxy reflecting your holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three (3) business days prior to the meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to Computershare in the following manner: (1) by email: forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com; or (2) by mail: Computershare, Replimune Group, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

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Attend the Annual Meeting Using a Control Number.   We expect that the vast majority of beneficial holders will be able to attend and participate in the Annual Meeting by logging into the Annual Meeting using the control number received with the voting instruction form provided by your broker or other nominee. However, some beneficial holders may need to request a legal proxy and register in advance of the Annual Meeting pursuant to the instructions above under “Register to Attend the Annual Meeting.” Please contact your broker or other nominee to confirm whether your control number will allow you to access the Annual Meeting or whether you will need to obtain a legal proxy and register in advance.

What are the Board’s recommendations on how to vote my shares?
The Board recommends a vote:
•
Proposal No. 1:   “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027.

•
Proposal No. 2:   “FOR” the non-binding advisory approval of the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2026.

•
Proposal No. 3:   “FOR” the approval of an amendment to the Third Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 300,000,000 shares.

Who pays the cost for soliciting proxies?
We will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. We may solicit proxies by mail, personal interview, telephone or via the Internet through its officers, directors and other management employees, who will receive no additional compensation for their services. We may also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Pursuant to rules and regulations adopted by the SEC, we have elected to deliver the Internet Notice to stockholders and provide Internet access to our proxy materials. Stockholders may obtain paper copies of the proxy materials free of charge by following the instructions provided in the Internet Notice.
Can I change or revoke my vote?
You may revoke your proxy at any time before it is voted by delivering written notice to our Investor Relations team at our principal executive offices, by returning a signed proxy with a later date, by transmitting a subsequent vote over the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility, or by attending the Annual Meeting and voting electronically. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change or revoke your vote.
How is a quorum reached?
The presence of holders of at least a majority of the issued and outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone or by completion and submission of a proxy or that are represented virtually at the Annual Meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to withhold or abstain or votes on only one of the proposals. In addition, we will count as present shares held in street name by brokers or other nominees that indicate on their proxies that they do not have authority to vote those shares on Proposal No. 2. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.
What are broker non-votes?
“Broker non-votes” are shares represented at the Annual Meeting held by brokers, banks or other nominees (i.e., in “street name”) which do not vote on a particular proposal because the nominee does not have discretionary voting power with respect to such proposal because the matter is considered “non-routine” (or “non-discretionary”) and it has not received instructions from the beneficial owner. If you are a beneficial owner of shares held in street name and do not vote over the Internet, by phone or by mailing your proxy card, under the rules of various securities exchanges, the bank, broker or other nominee that holds your shares may generally vote your shares in their discretion on “routine” (or “discretionary”) matters in the absence of voting instructions from you, but they cannot vote your shares on “non-routine” matters.
Under applicable Nasdaq listing rules, we believe that the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027 (Proposal No. 1) is considered a “routine” matter on which brokers are permitted to vote in their discretion even if you do not provide voting instructions with respect to such proposal.
Under applicable Nasdaq listing rules, we believe that the approval of the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2026 (Proposal No. 2) is considered to be a “non-routine” item. Accordingly, if you hold your shares in street name and do not instruct your broker, bank or other nominee how to vote your shares on Proposal No. 2, your broker, bank or other nominee will not be permitted to vote your shares on such matter. This is a “broker non-vote.”
Under applicable Nasdaq listing rules, we believe that the approval of an amendment to the Third Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 300,000,000 shares (Proposal No. 3) is considered a “routine” matter on which brokers are permitted to vote in their discretion even if you do not provide voting instructions with respect to such proposal.

What vote is required to approve each item?
Required Vote — Ratification of the Selection of Independent Registered Public Accounting Firm (Proposal No. 1).   The affirmative vote of a majority of shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the selection of our independent auditors. An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote “against” the ratification of the independent auditors. Because the ratification of the independent auditors is a routine matter, a nominee holding shares in street name may vote on this proposal in the absence of instructions from the beneficial owner.
Required Vote — Approval of Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers (Proposal No. 2).   The affirmative vote of a majority of shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote is required to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2026 as disclosed in this Proxy Statement (the “Say on Pay Proposal”). An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote “against” the Say on Pay Proposal. Broker non-votes will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
Required Vote — Approval of an Amendment to the Third Amended and Restated Certificate of Incorporation of the Company to Increase the Number of Authorized Shares of Common Stock, par value $0.001 per share, from 150,000,000 Shares to 300,000,000 Shares (Proposal No. 3).   The affirmative vote of a majority of the votes cast by holders of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve an amendment to the Third Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 300,000,000 shares. Abstentions will have no effect on the outcome of the vote on the Charter Amendment because approval requires a majority of the votes cast. Broker non-votes will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the Annual Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy.
Could other matters be decided at the Annual Meeting?
Stockholders at an annual meeting will only be able to consider proposals or nominations specified in the Notice of Annual Meeting or brought before such annual meeting by or at the direction of our Board or by a stockholder of record on the Record Date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form of the stockholder’s intention to bring such business before the meeting. As of the date of this Proxy Statement, Replimune does not know of any other business that may be presented for action at the Annual Meeting. Should any other business properly come before the Annual Meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. If you hold shares through a broker, bank or other nominee, as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.
Why hold a virtual Annual Meeting?
We believe that hosting a virtual meeting this year is in our best interest and the best interest of our stockholders, primarily because we believe a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.meetnow.global/MP4F5JS. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be available during the meeting.
What happens if the meeting is postponed or adjourned?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.
What does it mean if I receive more than one proxy card or voting instruction form?
It means that you have multiple accounts with Computershare or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. The final results will be disclosed in a Current Report on Form 8-K filed with the SEC within four business days after the date of the Annual Meeting.
What are the implications of being a “smaller reporting company”?
We are a “smaller reporting company” as that term is defined in Regulation S-K. We will remain a smaller reporting company if we have (1) less than $250 million in market value of our shares held by non-affiliates as of the last business day of our second fiscal quarter or (2) less than $100 million of annual revenues in our most recent fiscal year completed before the last business day of our second fiscal quarter and less than $700 million in market value of our shares held by non-affiliates as of the last business day of our second fiscal quarter. As a “smaller reporting company,” we are subject to reduced disclosure obligations as compared to other issuers, including with respect to disclosure obligations regarding executive compensation in our periodic reports and proxy statements and certain reduced financial information disclosure.
Who should I call if I have any additional questions?
If you hold your shares directly, please call Investor Relations at +1 (339) 970-2843. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
SEPTEMBER 15, 2026
The Notice of 2026 Annual Meeting of Stockholders, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 are available free of charge at www.envisionreports.com/REPL or at www.replimune.com under “Investors & Media” at “Financials & Filings.”

BOARD OF DIRECTORS
Board Composition and Structure
Our Third Amended and Restated Certificate of Incorporation and bylaws, each as amended and currently in effect, state that our Board will consist of a number of directors that will be fixed exclusively by the Board from time to time in accordance with the bylaws of the Company. Each director holds office until his or her successor is duly elected and qualified or until his or her death, incapacity, resignation or removal. Our Third Amended and Restated Certificate of Incorporation, as amended and currently in effect, provides that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of our capital stock entitled to vote in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose. Any vacancy in the Board, including a vacancy that results from an increase in the number of directors, may be filled only by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.
Our Third Amended and Restated Certificate of Incorporation, as amended and currently in effect, provides that our Board is divided into three classes of directors, Class I, Class II, and Class III, such classes to be as nearly equal in number of directors as possible, having staggered three-year terms of office. Paolo Pucci and Veleka R. Peeples-Dyer are the Class II directors whose terms expire at the Annual Meeting. After thoughtful consideration the Board has decided not to nominate Mr. Pucci and Ms. Peeples-Dyer for reelection as Class II directors at the Annual Meeting. Accordingly, no directors will be elected to constitute Class II of the Board at the Annual Meeting, and two Class II directorship vacancies will be created following the Annual Meeting. Each vacancy will remain unfilled unless and until our Board appoint a director to fill such vacancy in accordance with our Third Amended and Restated Certificate of Incorporation and bylaws, each as amended and currently in effect. All continuing directors will remain in office for the remainder of their respective terms and until their successors are duly elected and qualified, or until their earlier resignation, retirement or removal in accordance with the Company’s Third Amended and Restated Certificate of Incorporation and bylaws. We believe our Board and committees of the Board are appropriate at this stage of the Company’s development, given the nature, structure and complexity of our operations. The Board, under the advisement of the Nominating and Corporate Governance Committee, will continue to evaluate the size, composition and structure of the Board and committees of the Board to ensure we maintain the expertise necessary to oversee the Company’s evolving strategy and key business initiatives.
Each of our directors identified below serves in the class indicated opposite such director’s name. Subject to any earlier resignation or removal in accordance with the terms of our Third Amended and Restated Certificate of Incorporation and bylaws, each as amended and currently in effect, our current Class I directors will serve until the 2028 Annual Meeting of Stockholders; and our current Class III directors will serve until the 2027 Annual Meeting of Stockholders. Any additional directorships resulting from an increase in the number of directors will be apportioned by our Board.
Our Board is currently composed of ten members. Below is a list of the names, ages as of July 21, 2026 and classification of the individuals who currently serve as our directors.
Name	Age	Position(s)	Class
Philip Astley-Sparke	54	Executive Chairman	I
Sushil Patel, Ph.D.	55	Chief Executive Officer and Director	III
Madhavan Balachandran(2)	75	Director	III
Kapil Dhingra, M.B.B.S.(1)(2)	66	Director	I
Michael Goller(3)	51	Director	I
Christy Oliger(1)(2)	56	Director	I
Veleka R. Peeples-Dyer(3)(4)(5)	54	Director	II
Paolo Pucci(2)(3)(6)	65	Director	II
Joseph Slattery(1)(4)	61	Director	I
Dieter Weinand(3)(4)	65	Lead Independent Director	III

(1)
Member of the Compensation Committee. Dr. Dhingra, Mr. Slattery, and Ms. Oliger served as members of the Compensation Committee for all periods during the fiscal year ended March 31, 2026.

(2)
Member of the Research & Development Committee. Dr. Dhingra, Mr. Pucci, Mr. Balachandran and Ms. Oliger served as members of the Research & Development Committee for all periods during the fiscal year ended March 31, 2026.

(3)
Member of the Nominating and Corporate Governance Committee. Mr. Weinand, Mr. Goller, Mr. Pucci and Ms. Peeples-Dyer served as members of the Nominating and Corporate Governance Committee for all periods during the fiscal year ended March 31, 2026.

(4)
Member of the Audit Committee. Mr. Slattery, Mr. Weinand and Ms. Peeples-Dyer served as members of the Audit Committee for all periods during the fiscal year ended March 31, 2026.

(5)
Ms. Peeples-Dyer is not a nominee for reelection at the Annual Meeting. Accordingly, her term as a Class II director will end at the conclusion of the Annual Meeting.

(6)
Mr. Pucci is not a nominee for reelection at the Annual Meeting. Accordingly, his term as a Class II director will end at the conclusion of the Annual Meeting.

Recent Board Composition Changes
The Board did not nominate Mr. Pucci and Ms. Peeples-Dyer for reelection at the Annual Meeting. Accordingly, no directors will be elected to constitute Class II of the Board at the Annual Meeting. As a result, two Class II directorship vacancies will be created following the Annual Meeting. Each vacancy will remain unfilled unless and until the Board appoints a director to fill such vacancy in accordance with our Third Amended and Restated Certificate of Incorporation and bylaws, each as amended and currently in effect.
Classified Board
In consultation with our Nominating and Corporate Governance Committee, the Board has determined that the classified board structure remains appropriate at this time. A classified board provides for stability, continuity and experience among our Board. Further, the Board believes that building a cohesive board is an important goal. In our industry in particular, long-term focus is critical. The time horizon required for successful development of biologics makes it vital that we have a board that understands the implications of this process and has the ability to develop and implement long-term strategies while benefiting from an in-depth knowledge of our business and operations. A classified board structure helps to ensure that there will be the continuity and stability of leadership required to navigate a challenging development environment while resisting the pressure to focus on short-term results at the expense of our long-term value and success. Our future success depends in significant part on the ability to attract and retain capable and experienced directors. In this regard, we believe that longer terms for our directors enhances director independence from both management and stockholder special interest groups.
Director Biographies
Information concerning our current directors is set forth below. The biographical description of each current director includes the specific experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director.
Current Directors Not Standing for Election at the Annual Meeting
Philip Astley-Sparke
Mr. Philip Astley-Sparke is one of our co-founders and has served as a member of our Board since our formation in 2015 and as our Executive Chairman since April 2024. Previously, Mr. Astley-Sparke served as our Chief Executive Officer from January 2020 to April 2024 and our Executive Chairman from our formation in 2015 to January 2020. Mr. Astley-Sparke currently serves as the Chairman of SynOx Therapeutics Ltd, a privately held biopharmaceutical company since April 2025, and as a member of the board of directors of enGene Therapeutics Inc., a Nasdaq-listed immunotherapy company since July 2025. From 2016 until June 2021, Mr. Astley-Sparke served as Chairman of uniQure N.V., a Nasdaq-listed gene therapy company. From 2013 to 2015, Mr. Astley-Sparke served as uniQure N.V. ‘s President of U.S. operations, where he established its U.S. infrastructure. Mr. Astley-Sparke served as Vice President and General Manager at Amgen, Inc. until December 2011, following Amgen Inc.’s acquisition of BioVex Group, Inc. in March 2011. Mr. Astley-Sparke was previously President and Chief Executive Officer of BioVex Group, Inc. Prior to BioVex Group, Inc., Mr. Astley-Sparke was a healthcare investment banker at Chase H&Q and qualified as a Chartered Accountant with Arthur Andersen LLP. Mr. Astley-Sparke has been a Venture Partner at Forbion Capital Partners, a venture capital fund, since May 2012 and previously served as Chairman of the board of directors of Oxyrane Limited, a biotechnology company, from 2012 to 2020. From 2021 to 2023, Mr. Astley-Sparke served on the board of Forbion European Acquisition Corp. Mr. Astley-Sparke received a B.Sc. in Cellular and Molecular Pathology from Bristol University. We believe Mr. Astley-Sparke is qualified to serve on our Board because of his extensive knowledge of our Company based on his role as co-founder and his prior role as our Chief Executive Officer and his extensive financial and leadership experience.
Kapil Dhingra, M.B.B.S.
Dr. Kapil Dhingra has been a member of our Board since 2017. Dr. Dhingra currently serves as the Managing Member of KAPital Consulting, LLC, a healthcare consulting firm that he founded in 2008. Dr. Dhingra also currently serves on the boards of directors of Black Diamond Therapeutics, Inc., a Nasdaq-listed precision oncology medicine company since January 2021, Median Technologies Inc., since June 2017, Servier SAS since January 2022, and, Syntelios AG since September 2025. Dr. Dhingra previously served as a member of the board of directors of CARGO Therapeutics, Lava Therapeutics, Mariana Oncology, a privately held company until its acquisition by Novartis AG in May 2024 and Autolus Therapeutics plc from August 2014 to December 2023, Five Prime Therapeutics Inc., until its acquisition by Amgen, Inc., Micromet, Inc., until its acquisition by Amgen, Inc., Advanced Accelerator Applications S.A., until its acquisition by Novartis AG, and YM Biosciences Inc., until its acquisition by Gilead Sciences, Inc., each of which was a public company during Dr. Dhingra’s service as a director. From 1999 to 2008, Dr. Dhingra worked at F. Hoffmann-La Roche & Co. where he served as Vice President, Head of the Oncology Disease Biology Leadership Team and Head of Oncology Clinical Development. From 2000 to 2008, he held a Clinical Affiliate appointment at Memorial Sloan Kettering Cancer Center. From 1996 to 1999, Dr. Dhingra worked at Eli Lilly & Co. where he served as Senior Clinical Research Physician. Dr. Dhingra also served as a Clinical Associate Professor of Medicine at the Indiana University School of Medicine from 1997 to 1999. Prior to Eli Lilly & Co., Dr. Dhingra was a member of the faculty of M.D. Anderson Cancer Center from 1989 to 1996. Dr. Dhingra received his M.B.B.S. from the All India Institute of Medical Sciences in New Delhi, India. He completed his residency in Internal Medicine at Lincoln Medical and Mental Health Center and New York Medical College and completed his fellowship in Hematology and Oncology at Emory University School of Medicine. We believe Dr. Dhingra is qualified to serve on our Board due to his significant experience as a healthcare consultant, his biotechnology company board experience, and his experience as a senior officer of F. Hoffmann-La Roche & Co. and Eli Lilly & Co.
Michael Goller
Michael Goller has been a member of our Board since March 2025. Mr. Goller is currently a Partner at Baker Bros. Advisor LP (“Baker Brothers”). Prior to joining Baker Brothers in 2005, Mr. Goller was an Associate at JPMorgan Partners, LLC from 1999 to 2003. Previously, Mr. Goller served as an Investment Banker with Merrill Lynch and Co. from 1997 to 1999. Mr. Goller currently serves on the board of directors of DBV Technologies S.A., a publicly traded biopharmaceutical company since October 2015 and Terremoto Biosciences, Inc., a U.S. biotechnology company. Mr. Goller previously served on the board of directors of Levo Therapeutics, a biotechnology company, from August 2017 to February 2019 and on the board of directors of BeOne Medicines, Ltd., a publicly traded biotechnology company, from 2015 to 2026. Mr. Goller received a B.S. in Molecular and Cell Biology from The Pennsylvania State University in May 1997 and a master’s degree in both Biotechnology (School of Engineered and Applied Sciences) and Business Administration (Wharton School) from the University of Pennsylvania in May 2005. We believe that Mr. Goller is qualified to serve on our Board based on his financial and executive-level experience and knowledge of the life science industry.

Christy Oliger
Ms. Christy Oliger has been a member of our Board since 2021. Ms. Oliger currently serves on the board of directors of Karyopharm Therapeutics Inc., a Nasdaq-listed pharmaceutical company since August 2020 and Vera Therapeutics, Inc., a Nasdaq-listed biotechnology company since April 2024. Previously, Ms. Oliger served as a member of the board of directors of Sierra Oncology, Inc., a late stage biopharmaceutical company from June 2021 until June 2022 when the company was acquired by GSK, Reata Pharmaceuticals, Inc. from April 2021 until June 2023 when the company was acquired by Biogen, Rayze from September 2023 until April 2024 when the company was acquired by BMS, LAVA Therapeutics from March 2023 until November 2025 when the company was acquired by XOMA Royalty Corporation, and Nuvalent, Inc., a Nasdaq-listed biopharmaceutical company from June 2025 to July 2026 when the company was acquired by GSK plc. Ms. Oliger was previously Senior Vice President of the Oncology Business Unit at Genentech, Inc., a biopharmaceutical company, responsible for all commercial activities in the U.S. Ms. Oliger spent two decades with Genentech from 2000 to 2020, holding a number of leadership roles including Senior Vice President, IMPACT Business Unit; Vice President, Pharma Portfolio Management; Vice President, Portfolio Planning and Vice President, Hematology Marketing and Sales. Prior to Genentech, Ms. Oliger held management positions at Schering-Plough. Ms. Oliger holds a B.A. in economics from the University of California at Santa Barbara. We believe that Ms. Oliger is qualified to serve on our Board due to her extensive experience in commercial and portfolio management roles at biopharmaceutical companies.
Joseph Slattery
Mr. Joseph Slattery has been a member of our Board since 2017. He previously served as our lead independent director from March 2019 until March 31, 2020. Mr. Slattery served as Executive Vice President and Chief Financial Officer of Asensus Surgical, Inc. from October 2013 through December 2019. From 2010 to 2013, Mr. Slattery served as Executive Vice President and Chief Financial Officer at Baxano Surgical, Inc. Previously, from 1996 to 2007, Mr. Slattery served in various roles of increasing responsibility at Digene Corporation, including as Chief Financial Officer and Senior Vice President of Finance and Information Systems from 2006 to 2007. Mr. Slattery currently serves on the board of directors of CVRx Inc. since October 2008 and ImageneBio, Inc. since October 2025. Previously, he served as a director of Morphic Therapeutic, Inc., Omega Alpha SPAC, Baxano Surgical, Inc., Exosome Diagnostics, Inc. and Micromet, Inc. Mr. Slattery received a B.S. in Accounting from Bentley University and is a certified public accountant. We believe Mr. Slattery is qualified to serve on our Board based on his experience in public accounting and financial expertise.
Sushil Patel, Ph.D.
Dr. Sushil Patel has served as a member of our Board and as our Chief Executive Officer since April 2024. Previously, Dr. Patel served as our Chief Strategy Officer from January 2023 to April 2024 and as our Chief Commercial Officer from May 2021 to January 2023. Prior to joining Replimune, Dr. Patel served as VP, Franchise Head for Lung, Skin, Tumor Agnostic, and Rare Cancers at Genentech, Inc. since April 2018, and previously held various positions of increasing responsibility at Genentech, Inc. since 2002, including global launch lead and lifecycle leader for Tecentriq in lung cancer. From 1999 to 2002, Dr. Patel served as Senior Consultant at Front Line Strategic Management Consulting. From 1996 to 1999, Dr. Patel served as a Senior Research Executive at IMS Health in the Pharma Strategy Group. Prior to joining IMS Health, Dr. Patel served as the Clinical Research Scientist at the Central Public Health Laboratory from 1993 to 1996. Currently, Dr. Patel serves on the board of directors of Revolution Medicines, Inc., a NASDAQ-listed clinical-stage company developing targeted therapies for RAS-addicted cancers. Dr. Patel obtained his Ph.D. in Molecular Biology from the University of London in 1999, his M.S. in Biotechnology from the Imperial College London in 1993, and his B.S. in Microbiology and Microbial Technology from the University of Warwick in 1992. We believe Dr. Patel is qualified to serve on our Board due to his extensive leadership experience and knowledge of our Company based on his role as our Chief Executive Officer.

Dieter Weinand
Mr. Dieter Weinand has been a member of our Board since June 2018 and has served as the lead independent director of our Board since April 2024. Mr. Weinand was previously the Chairperson of the Board from April 2020 to April 2024. From November 2018 to March 2020, Mr. Weinand served as Executive Vice President, Primary Care of Sanofi S.A. He previously served as President and CEO, Pharmaceutical Division at Bayer AG from 2014 to 2018. From 2013 to 2014, Mr. Weinand was President, Global Commercialization at Otsuka Pharmaceutical Co., Ltd. and from 2010 to 2013 Mr. Weinand was President, Primary Care and Asia-Pacific Region at Pfizer Inc. From 2001 to 2010, Mr. Weinand served as President, Senior Vice President, and Vice President of Bristol-Myers Squibb Company. Prior to joining Bristol-Myers Squibb Company, Mr. Weinand was Senior Vice President at F.H. Faulding, Inc. from 2000 to 2001, Managing Director, Director, Vice President, and Senior Director at Warner-Lambert Company, which was acquired by Pfizer Inc. in 2000, during the period from 1994 to 2000, Vice President at Pharmos Corporation during 1994, and Director, Area Business Operations Coordinator, and International Product Manager at Lederle International during the period from 1990 to 1994. Mr. Weinand currently serves on the board of directors of Coya Therapeutics, a Nasdaq-listed clinical-stage biotechnology company, and as Chairman of the Supervisory Board of Evotec SE, a global life science company listed on both Nasdaq and the Frankfurt Stock Exchange. Previously, Mr. Weinand was a member the board of directors of Reunion Neuroscience, Inc., a clinical stage pharmaceutical company, Bayer AG, from 2013 to 2014, and HealthPrize Technologies LLC, from 2014 to 2018. Mr. Weinand was a director and member of the compensation committee and chair of the audit committee of Field Trip Health Ltd. from October 2019 to July 2022. Mr. Weinand received a M.S. in Pharmacology and Toxicology from Long Island University and a B.A. in Biology from Concordia College. We believe Mr. Weinand is qualified to serve on our Board because of his extensive leadership experience, his experience serving on the boards of biotechnology companies and his experience in management roles at life sciences companies.
Madhavan Balachandran
Mr. Madhavan Balachandran has been a member of our Board since September 2024. Mr. Balachandran was Chief Operating Officer of Nutcracker Therapeutics, a developer of mRNA therapeutics, from September 2020 to March 2022. Previously, Mr. Balachandran was Executive Vice President, Operations of Amgen Inc., a global biotechnology company, from August 2012 until July 2016 and retired as an Executive Vice President in January 2017. Mr. Balachandran joined Amgen in 1997 as Associate Director, Engineering. He became Director, Engineering in 1998, and, from 1999 to 2001, he held the position of Senior Director, Engineering and Operations Services before moving to the position of Vice President, Information Systems from 2001 to 2002. Thereafter, Mr. Balachandran was Vice President, Puerto Rico Operations from May 2002 to February 2007. From February 2007 to October 2007, Mr. Balachandran was Vice President, Site Operations, and from October 2007 to August 2012, he held the position of Senior Vice President, Manufacturing. Prior to his tenure at Amgen, Mr. Balachandran held leadership positions at Copley Pharmaceuticals, now a part of Teva Pharmaceuticals Industries Ltd., and Burroughs Wellcome Company, a predecessor before mergers of GlaxoSmithKline plc. Mr. Balachandran currently serves as a director of Incog, Inc., A2 Biotherapeutics, Inc. and ADRX, Inc., each a private company. He also serves as a non-executive director of uniQure, N.V., a Nasdaq-listed life sciences company and as a director of Stevanato Group S.p.A, a NYSE-listed, public global provider of drug containment, drug delivery and diagnostic solutions to the biotechnology and life sciences industries. Mr. Balachandran previously served as a director of Catalent, Inc., a NYSE-listed biopharmaceutical company, from May 2017 to January 2024. Mr. Balachandran holds a M.S. in Chemical Engineering from The State University of New York at Buffalo, a B.Tech. in Chemical Engineering from the Indian Institute of Technology, Bombay, and an M.B.A. from East Carolina University. We believe Mr. Balachandran is qualified to serve as a director due to his extensive experience in the biotechnology industry, particularly his expertise in commercial development.
Veleka R. Peeples-Dyer
Ms. Veleka R. Peeples-Dyer has been a member of our Board since June 2023. Ms. Peeples-Dyer has served as a strategic enterprise leader with over 25 years of experience in the life sciences industry serving as in-house counsel for leading biopharmaceutical companies and outside counsel to global life sciences clients through her partnerships at prominent life sciences law firms, including as the Chair of the North

American Food and Drug practice and Co-Chair of the Global Regulatory Group at Baker McKenzie, a top ten global life sciences firm. Throughout her career in the life sciences industry, including executive appointments as Chief Legal Officer, Chief Compliance Officer and Corporate Secretary, Ms. Peeples-Dyer has provided business, legal and compliance advice and counsel on a wide variety of matters, including Food and Drug Administration regulatory, global compliance, business development, clinical trials, quality, manufacturing, commercialization and other corporate matters. Ms. Peeples-Dyer is currently on the Advisory Board of Syridex Bio, a life sciences impact investment firm dedicated to the acceleration of health equity through focusing on investing in therapies for diseases that disproportionately affect underserved populations, the Board of Trustees for Hood College, the Board for Antigenix Therapeutics and the Board for the Frederick Innovative Technology Center, Inc. Ms. Peeples-Dyer holds a B.A. in Political Science from Hampton University and a J.D. degree from the University of South Carolina School of Law. We believe Ms. Peeples-Dyer is qualified to serve on our Board because of her significant experience serving as a legal and strategic advisor to biopharmaceutical and life sciences companies and her extensive knowledge of the broad regulatory and healthcare compliance issues facing such companies.
Paolo Pucci
Mr. Paolo Pucci has been a member of our Board since April 2020. From 2008 until its acquisition by Merck & Co. in January 2020, Mr. Pucci served as the Chief Executive Officer of ArQule, Inc., a biopharmaceutical oncology and rare diseases company engaged in the research and development of targeted therapeutics. Before joining ArQule, Inc., Mr. Pucci worked at Bayer AG from 2001 to 2008, where he served in a number of leadership capacities, including President of the Oncology & Global Specialty Medicines Business Units, and was a member of the Bayer AG Pharmaceuticals Global Management Committee. Before Bayer AG, Mr. Pucci held positions of increasing responsibility with Eli Lilly & Co. from July 1991 to April 2001, culminating with his appointment as Managing Director, Eli Lilly Sweden AB. Mr. Pucci currently serves on the boards of directors of West Pharmaceuticals Services, Inc., which is a publicly listed company. He is also a director at the privately held company AION Healthspan and in January 2025, he was appointed as an independent Non-Executive Director to the board of Chiesi Farmaceutici, a privately held Italian biopharmaceutical group. Mr. Pucci previously served on the boards of directors of Merus N.V., a publicly listed company, until its acquisition by Genmab A/S, ArQule, Inc., Algeta ASA, until its acquisition by Bayer AG, Dyax Inc., until its acquisition by Shire plc, NewLink Genetics Inc. and Trillium Therapeutics, Inc., until its acquisition by Pfizer Inc. Mr. Pucci earned an M.S. in economics and accounting from Università degli Study di Napoli Federico II and an M.B.A. in marketing and finance from the University of Chicago. We believe Mr. Pucci is qualified to serve on our Board because of his extensive leadership experience and financial expertise, his experience serving on the boards of biotechnology companies and his experience in management roles at life sciences companies.

CORPORATE GOVERNANCE
Director Independence
Under the rules and regulations of The Nasdaq Stock Market LLC (“Nasdaq”) a majority of a listed company’s board of directors must be composed of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit committee and compensation committee be independent and satisfy additional independence criteria set forth in Rules 10A-3 and 10C-1, respectively, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Based upon information requested from and provided by our directors concerning their background, employment and affiliations, including family relationships, our Board has determined, upon the recommendation of our Nominating and Corporate Governance Committee, that each of our continuing directors, other than Sushil Patel, our Chief Executive Officer, and Philip Astley-Sparke, our Executive Chairman, has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of the director independence standards of Nasdaq and SEC rules and regulations. Our Board has also determined that each of the current members of our Audit Committee and our Compensation Committee as set forth in the “Board Committees” section below satisfies the independence standards for such committee. In making such determination, our Board considered the relationships that each non-employee director has with Replimune and all other facts and circumstances deemed relevant in determining their independence.
There are no family relationships among any of our directors or executive officers.
Board Meetings, Attendance and Executive Sessions
The Board held nineteen meetings and took action by written consent twice during the fiscal year ended March 31, 2026. All Board members attended at least 75% of the meetings of the Board and the committees of the Board on which they served. Executive sessions, or meetings of the outside (nonmanagement) directors without management present, are held regularly. The non-management directors met in executive session during five of the Board meetings during the fiscal year ended March 31, 2026. We encourage our directors to attend our Annual Meeting of Stockholders, which we have historically held immediately after a meeting of the Board. Philip Astley-Sparke, Sushil Patel, Dieter Weinand, Joseph Slattery, Veleka R. Peeples-Dyer, Kapil Dhingra, Christy Oliger, Paolo Pucci, Michael Goller, and Madhavan Balachandran attended our 2025 Annual Meeting of Stockholders via teleconference.
Board of Directors Leadership Structure
Our current leadership structure is comprised of an Executive Chairman, a Chief Executive Officer and a lead independent director. This structure was implemented in connection with Dr. Patel’s promotion to Chief Executive Officer on April 1, 2024. In connection with Dr. Patel’s promotion, Mr. Philip-Astley Sparke transitioned from chief executive officer to our Executive Chairman and Mr. Dieter Weinand from chairperson of our Board to our lead independent director. Our current corporate governance structure was effected to allow our Chief Executive Officer to focus on our day-to-day business, our Executive Chairman to lead our Board in its fundamental role of providing advice to, and independent oversight of, management while, at the same time, assisting our Chief Executive Officer in his day-to-day management duties, and a lead independent director of the Board to provide an additional measure of balance, to ensure the Board’s independence, and to enhance the Board’s ability to fulfill its management oversight responsibilities. Our Board believes that having these three separate positions is the appropriate leadership structure for us and demonstrates our commitment to good corporate governance.
The Board of Directors’ Role in Risk Oversight
Our management team is responsible for the day-to-day management of the risks we face, while our Board, as a whole and through committees, has responsibility for the oversight of risk management. Our

Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.
The role of the Board in overseeing the management of our risks is conducted primarily through committees of the Board, as described in the descriptions of each of the committees below and in the charters of each such committee. The full Board (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impacts on us, and the steps we take to manage them. When a Board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
The Board of Directors’ Role in Cybersecurity Risk Oversight
Our Audit Committee has primary responsibility for management and mitigation of the cybersecurity and information technology risks facing our Company. As part of the Board’s role in overseeing our risk management program, the Audit Committee and Board devote time and attention to cybersecurity-related risks. Specifically, the Audit Committee and Board receive reports on cybersecurity and information technology matters, and related risk exposures, initiatives, and readiness programs, among others, from management. The Audit Committee also regularly updates the Board on such matters.
Board Committees
Our Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Research & Development Committee, each of which operates pursuant to a charter adopted by our Board. Each committee reviews and assesses the adequacy of its charter at least annually and recommends any proposed changes to the Board for approval. The charters for each of our Board committees are all available on our website at www.replimune.com under “Investors & Media” at “Corporate Governance.”
The current composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Following the Annual Meeting, the Board intends to assess the size and composition of one or more of the Board committees. This process will reflect the anticipated changes in Board composition, including the departures of Mr. Pucci and Ms. Peeples-Dyer.
The following table describes which directors currently serve on each of the Board committees.
Name:	Nominating and Corporate Governance Committee(1)	Compensation Committee(2)	Audit Committee(3)	R&D Committee(4)
Madhu Balachandran(4)				X
Kapil Dhingra, M.B.B.S.(2)(4)		X		X*
Michael Goller(1)	X
Christy Oliger(2)(4)		X*		X
Veleka R. Peeples-Dyer(1)(3)(5)	X		X
Paolo Pucci(1)(2)(4)(6)	X			X
Joseph Slattery(2)(3)		X	X*
Dieter Weinand(1)(3)	X*		X

*
Committee Chairperson

(1)
Member of the Nominating and Corporate Governance Committee. Mr. Weinand, Mr. Goller, Mr. Pucci and Ms. Peeples-Dyer served as members of the Nominating and Corporate Governance Committee for all periods during the fiscal year ended March 31, 2026.

(2)
Member of the Compensation Committee. Dr. Dhingra, Mr. Slattery, and Ms. Oliger served as members of the Compensation Committee for all periods during the fiscal year ended March 31, 2026.

(3)
Member of the Audit Committee. Mr. Slattery, Mr. Weinand and Ms. Peeples-Dyer served as members of the Audit Committee for all periods during the fiscal year ended March 31, 2026.

(4)
Member of the Research & Development Committee. Dr. Dhingra, Mr. Pucci, Mr. Balachandran and Ms. Oliger served as members of the Research & Development Committee for all periods during the fiscal year ended March 31, 2026.

(5)
Ms. Peeples-Dyer is not a nominee for reelection at the Annual Meeting. Accordingly, her term as a Class II director will end at the conclusion of the Annual Meeting.

(6)
Mr. Pucci is not a nominee for reelection at the Annual Meeting. Accordingly, his term as a Class II director will end at the conclusion of the Annual Meeting.

Audit Committee
The Audit Committee provides oversight of our accounting and financial reporting process, the audit of our financial statements and our internal control function. Among other matters, the Audit Committee is responsible for the following:
•
assisting the Board in oversight of the independent auditors’ qualifications, independence and performance;

•
the engagement, retention and compensation of the independent auditors;

•
reviewing the scope of the annual audit and reviewing and discussing with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements, including the disclosures in our annual and quarterly reports filed with the SEC;

•
reviewing our risk assessment and risk management processes;

•
reviewing policies and procedures with respect to our related party transactions policy;

•
establishing procedures for receiving, retaining and investigating complaints received by us regarding accounting, internal accounting controls or audit matters; and

•
approving audit and permissible non-audit services provided by our independent auditor.

The Audit Committee is currently comprised of Veleka R. Peeples-Dyer, Dieter Weinand, and Joseph Slattery, who is the chairperson of the Audit Committee. All members of the Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Slattery is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication under the applicable rules and regulations of Nasdaq as a result of, among other things, his senior-level executive experience, including his service as Chief Financial Officer of Asensus Surgical, Inc. from 2013 to 2019 and Baxano Surgical Inc. from 2010 to 2013, and Chief Financial Officer and Senior Vice President of Finance and Information Systems of Digene Corp until 2007. All of the members of the Audit Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq.
During the fiscal year ended March 31, 2026, the Audit Committee met four times and did not take any action by written consent. The report of the Audit Committee is included in this Proxy Statement under “Audit Committee Report.”
Compensation Committee
The Compensation Committee adopts and administers the compensation policies, plans and benefit programs for our executive officers and all other members of our executive team. The Compensation Committee is also responsible for making recommendations regarding non-employee director compensation to the full Board. In addition, among other things, the Compensation Committee evaluates annually, in consultation with the Board, the performance of our Chief Executive Officer, reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executives and evaluates the performance of these executives in light of those goals and objectives. The Compensation Committee also administers our equity compensation plans. The current members of the Compensation Committee are Kapil Dhingra, Joseph Slattery, and Christy Oliger, who is the chairperson of the Compensation Committee. All members of our Compensation Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq.
During the fiscal year ended March 31, 2026, the Compensation Committee met seven times and took action by written consent six times.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for, among other things, making recommendations and providing general advice to the Board regarding corporate governance, the composition of our Board, the identification, evaluation and nomination of director candidates and the structure and composition of committees of our Board. In addition, the Nominating and Corporate Governance Committee develops and implements our corporate governance guidelines, reviews and assesses the adequacy of our Third Amended and Restated Certificate of Incorporation, bylaws and committee charters, oversees compliance with our code of business conduct and ethics and our insider trading policy, and contributes to succession planning. The current members of the Nominating and Corporate Governance Committee are Veleka R. Peeples-Dyer, Paolo Pucci, Michael Goller, and Dieter Weinand, who is the chairperson of the Nominating and Corporate Governance Committee.
All of the members of the Nominating and Corporate Governance Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq.
During the fiscal year ended March 31, 2026, the Nominating and Corporate Governance Committee met three times and did not take action by written consent.
Research & Development Committee
The primary purpose of the Research & Development Committee is to provide guidance to management and the Board on matters related to our research and development efforts and product pipeline. Specifically, the Research and Development Committee is responsible for, among other things, providing input on our preclinical studies, clinical trials and clinical development risks, assessing each of our programs’ and product candidates’ progress against their respective targets, and summarizing significant findings of our research and development efforts and product pipeline to the full Board.
The Research & Development Committee is currently comprised of Christy Oliger, Paolo Pucci, Madhu Balachandran, and Kapil Dhingra, who is the chairperson of the Research & Development Committee. Although neither the SEC nor Nasdaq require that the members of the Research & Development Committee be independent, each member of the Research & Development Committee satisfies the independence standards established by SEC and Nasdaq.
During the fiscal year ended March 31, 2026, the Research & Development Committee met three times and did not take any action by written consent.
Policies Governing Director Nominations
Director Nomination Process
Our Board is responsible for selecting its own members. The Board delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board and of management will be requested to take part in the process as appropriate. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the size and composition of the Board. The Nominating and Corporate Governance Committee reviews annually with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of expertise, experience, qualifications, and skills required for the Board as a whole and contains at least the minimum number of independent directors required by applicable laws, rules and regulations. Unless determined otherwise by the Board, the Nominating and Corporate Governance Committee recommends, and the Board nominates, candidates to stand for election as directors.
Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, our Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualifications and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends to the Board for approval candidates as director nominees for election to the Board.
Stockholders may also nominate persons to be elected as directors. The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders in accordance with our bylaws. If a stockholder wishes to nominate a person for election as director, such stockholder must follow the procedures contained in our bylaws. In evaluating candidates recommended by our stockholders, the Nominating and Corporate Governance Committee applies the same criteria set forth below under “Minimum Qualifications.” To nominate a person to stand for election as a director, a stockholder must provide our Secretary with timely notice of the nomination and the notice must include the information required by Section 2.12(b) of our bylaws. In addition, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
Additional information regarding requirements for stockholder nominations for next year’s annual meeting is described in this Proxy Statement under “General Matters — Stockholder Proposals and Nominations.”
Minimum Qualifications
In considering whether to recommend any particular candidate for inclusion in the slate of recommended director nominees for the Board, our Nominating and Corporate Governance Committee may consider certain criteria set forth in the Nominating and Corporate Governance Committee Charter. These criteria include the Board’s size and current composition; corporate governance policies; applicable Nasdaq listing standards and SEC rules and regulations; a candidate’s individual director performance, and willingness to serve actively; the number of other public and private boards on which a candidate sits; and the absence of potential conflicts with our interests. The Board does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee.
In evaluating proposed director candidates (both proposed director candidates and current Board members), the Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the background and characteristics of the proposed nominee and his or her independence and the needs of the Board. Furthermore, our Nominating and Corporate Governance Committee’s priority in selecting Board members is the identification of persons who will further the interests of the Company through an established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business, understanding the competitive landscape, and professional and personal experiences and expertise relevant to our growth strategy.

Additionally, the Nominating and Corporate Governance Committee considers numerous other qualities, skills and characteristics when evaluating director nominees, including whether the nominee has specific strengths that would augment existing skills and experience of the Board, such as expertise and experience in science & technology, healthcare provision & payment, regulatory, commercialization, pricing & reimbursement, public policy, finance & capital markets, talent management, biopharma manufacturing, compliance or international life science, and whether the nominee brings leadership experience as a chief executive officer/chief operating officer or board director within public companies or other complex organizations. The following matrix highlights each continuing director’s and nominee’s primary skills or knowledge in these areas as identified by the Nominating and Corporate Governance Committee. As the matrix focuses solely on primary skills and knowledge, the absence of a mark does not necessarily indicate that the director or nominee does not possess such skill or knowledge.
Experience/Skills	Astley- Sparke	Balachandran	Dhingra	Goller	Oliger	Patel	Peeples-Dyer	Pucci	Slattery	Weinand
Core Industry Capabilities
BioPharma C-level Leadership	X	X				X	X	X		X
Rare Disease Leadership	X				X	X		X	X
Science, Research & Technology Leadership		X	X			X		X		X
Regulatory Leadership			X	X			X		X
Pricing / Reimbursement / Access Leadership				X	X			X	X
BioPharma Manufacturing & Operations Leadership		X	X			X			X
Biopharma Commercial Development Leadership					X	X	X	X
Healthcare & BioPharma Compliance					X		X	X	X	X
International Life Sciences Leadership				X	X	X		X	X	X
Core Business Considerations
Corporate Governance	X		X		X		X	X	X	X
Human Resources								X	X	X
Financial & Capital Markets Leadership	X	X	X	X				X	X	X
Cybersecurity & Data Privacy							X		X	X
Government Policy							X		X
Communication with the Board of Directors and Stockholder Engagement
We welcome feedback and value regular dialogue with our stockholders. We expect to continue to engage with our stockholders prior to the Annual Meeting and, as a matter of policy and practice, foster and encourage engagement with our stockholders on an ongoing basis. Stockholders wishing to communicate with our Board may do so by writing to the Board or to the non-employee members of the Board as a group, at:
Replimune Group, Inc.
500 Unicorn Park Drive
Suite 303
Woburn, MA 01801
Attention: Investor Relations
The communication must prominently display the legend “BOARD COMMUNICATION” in order to indicate to Investor Relations that it is a communication for the Board. Upon receiving such a communication, Investor Relations will promptly forward the communication to the relevant individual or group to which it is addressed. Certain items that are unrelated to the Board’s duties and responsibilities may be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. Investor Relations will not forward any communication determined in good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.

Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted a code of business conduct and ethics that applies to all of our employees, including our executive officers and those employees responsible for financial reporting, and directors. The code of business conduct and ethics is available on our website at www.replimune.com under “Investors & Media” at “Corporate Governance”; or by requesting a copy, free of charge, in writing from Investor Relations at Replimune Group, Inc., 500 Unicorn Park Drive, Suite 303, Woburn, MA 01801. We intend to post on our website any amendment to, or waiver under, a provision of the code of business conduct and ethics that applies to certain of our executive officers within four business days following the date of such amendment or waiver.
A copy of our corporate governance guidelines may also be accessed free of charge by visiting our website at www.replimune.com under “Investors & Media” at “Corporate Governance” or by requesting a copy from Investor Relations at our principal executive offices above.
Insider Trading Policy
We have adopted an insider trading policy and procedures governing the purchase, sale, and/or other dispositions of our securities (the “Insider Trading Policy”) that applies to all directors, officers, and employees of the Company and its subsidiaries. With regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements. We believe that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations with respect to the purchase, sale and/or other dispositions of the Company’s securities, as well as any listing standards, rules and regulations applicable to us. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended March 31, 2026.
Clawback Policy
Effective November 20, 2023, our Board approved and adopted our Replimune Group, Inc. Compensation Recoupment Policy (the “Clawback Policy”) in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable Nasdaq listing rules, a copy of which was filed as an exhibit to the annual report on Form 10-K for the fiscal year ended March 31, 2026. The Clawback Policy provides for the recovery or “clawback” of certain erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement resulting from material noncompliance with financial reporting requirements under federal securities laws.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-Public Information
The Compensation Committee reviews and approves individual equity grants for the named executive officers and directors, as well as the total number of shares underlying grants made to all employees. The annual equity grants typically are reviewed and approved at the Compensation Committee’s regular meeting during the third quarter of the fiscal year, although sign-on equity awards are generally approved by the Compensation Committee at the time an executive officer commences employment with the Company. The grant date for the annual equity grants is typically the first day of the Company’s fiscal year (April 1st).
We do not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, and do not time the public release of such information based on award grant dates. The timing of any equity grants to executive officers or directors in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date).
During the year ended March 31, 2026, there were no equity grants made to our executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Anti-Hedging and Pledging Policy
Pursuant to our Insider Trading Policy, we prohibit our employees, our executive officers, members of the Board, and certain consultants and contractors from engaging in any hedging or monetization transactions relating to our securities, including through the use of financial instruments such as prepaid variable forwards contracts, equity swaps, collars and exchange funds. We also prohibit our employees, our executive officers, members of the Board, and certain consultants and contractors from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

DIRECTOR COMPENSATION
We pay our non-employee directors retainers in cash. We do not pay any compensation to our employee directors in connection with their service on our Board. The compensation that we pay to our employee directors is discussed in the “Executive Compensation” section of this Proxy Statement. For the fiscal year ended March 31, 2026, each non-employee director other than the Chairperson of the Board received an annual retainer fee of $45,000 paid in quarterly installments. The Chairperson of the Board received an annual retainer fee of $80,000 paid in quarterly installments. In addition, non-employee directors received the following, as applicable:
Non-Employee Director	Annual Fee
Chairperson of the Audit Committee	$20,000
Member of the Audit Committee (other than chairperson)	$10,000
Chairperson of the Compensation Committee	$15,000
Member of the Compensation Committee (other than chairperson)	$7,500
Chairperson of the Nominating and Corporate Governance Committee	$10,000
Member of the Nominating and Corporate Governance Committee (other than chairperson)	$5,000
Chairperson of the Research & Development Committee	$15,000
Member of the Research & Development Committee (other than chairperson)	$7,500
We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.
On April 1 of each year, upon recommendation of the Compensation Committee and approved by the Board, each continuing non-employee director is eligible to receive an option grant to purchase shares of our common stock under our 2018 Omnibus Incentive Compensation Plan. On April 1, 2025, we awarded each continuing non-employee director options to purchase up to 32,000 shares of our common stock. All options held by our current Board members have vested or will vest in full upon the one-year anniversary of the date of grant.
The following table sets forth information regarding compensation earned by our non-employee directors during the fiscal year ended March 31, 2026:
Name(1)	Fees earned(2) in cash ($)	Option Awards(3) ($)	Total ($)
Madhavan Balachandran	52,500	178,608	231,108
Kapil Dhingra, M.B.B.S.	67,500	178,608	246,108
Michael Goller	50,000	—	50,000
Christy Oliger	67,500	178,608	246,108
Veleka R. Peeples-Dyer	60,000	178,608	238,608
Paolo Pucci	57,500	178,608	236,108
Joseph Slattery	72,500	178,608	251,108
Dieter Weinand	100,000	178,608	278,608

(1)
Dr. Sushil Patel and Mr. Philip Astley-Sparke are not included in this table because they did not serve as non-employee directors during the fiscal year ended March 31, 2026.

(2)
Amounts represent cash compensation earned for services rendered by each non-employee director for the fiscal year ended March 31, 2026.

(3)
Amounts shown reflect the grant date fair value of options awarded during the fiscal year ended March 31, 2026 determined in accordance with the Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation  —  Stock Compensation. Assumptions used in the calculation of these amounts are included in Note 10 to our financial statements in our Annual Report on

Form 10-K for the year ended March 31, 2026. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
The following table sets forth, as of March 31, 2026, the aggregate number of exercisable and unexercisable option awards outstanding held by our non-employee directors at that time:
	Option Awards
Name(1)	Exercisable	Unexercisable
Madhavan Balachandran	28,000	68,000
Kapil Dhingra, M.B.B.S.	245,741	32,000
Michael Goller	16,000	48,000
Christy Oliger	106,700	32,000
Veleka R. Peeples-Dyer	77,675	36,725
Paolo Pucci	123,200	32,000
Joseph Slattery	166,089	32,000
Dieter Weinand	184,550	32,000

(1)
Dr. Sushil Patel and Mr. Philip Astley-Sparke are not included in this table because they did not serve as a non-employee director during the fiscal year ended March 31, 2026.

EXECUTIVE OFFICERS
Set forth below is a list of the names, ages as of July 21, 2026, positions, and a brief account of the business experience of the individuals who serve, or have been chosen to serve, as our executive officers.
Name	Age	Position(s)
Sushil Patel, Ph.D.	55	Chief Executive Officer
Emily Hill	46	Chief Financial Officer
Konstantinos Xynos, M.D.	60	Chief Medical Officer
Executive Officer Biographies
Sushil Patel, Ph.D. | Chief Executive Officer
Please see Dr. Patel’s biographical information under “Board of Directors — Director Biographies,” of this Proxy Statement.
Emily Hill | Chief Financial Officer
Emily Hill was appointed to be our Chief Financial Officer in September 2023. Before joining Replimune, Ms. Hill served as the Chief Financial Officer of PTC Therapeutics, Inc. since June 2019, and previously held various positions of increasing responsibility at PTC Therapeutics, Inc. since 2013. Previously, Ms. Hill was Director of Investor Relations at Warner Chilcott, Senior Manager of Investor Relations at Genzyme Corporation, and Biotech Equity Research Associate at Summer Street Partners. Ms. Hill obtained her M.B.A. with a concentration in Finance from Fordham University in 2011, her M.S. in Pharmacology from Tufts University School of Biomedical Research in 2006, and her B.A. in Chinese and Biology from Hamilton College in 2002.
Konstantinos Xynos, M.D. | Chief Medical Officer
Dr. Konstantinos Xynos has served as our Chief Medical Officer since December 2022. Previously, he served as our Senior Vice President, Head of Medical Affairs since 2021. Before joining Replimune, Dr. Xynos served as Vice President, Head of Global Medical Affairs at Deciphera Pharmaceuticals from 2019 to 2021, as Executive Medical Director, Medical Affairs at Astellas Oncology from 2016 to 2019, in various roles of increasing responsibility at Abbott Laboratories and AbbVie (after it spun off from Abbott Laboratories in 2013) from 2007 to 2016, including Medical Director, Oncology Clinical Development and Global Medical Director, Renal Care. Dr. Xynos also has clinical practice experience completing an internal medicine residency and fellowship at the University of Athens Alexandra hospital where he served as a researcher and has practiced clinical medicine for several years. Dr. Xynos received a B.Sc. in Biology from the University of Illinois in 1991 where he also completed graduate studies in Molecular Biology from 1991 to 1993. Dr. Xynos also received an M.D. from Aristotelion University of Thessaloniki in 1997, a Ph.D. in Cerebrovascular Disease and Stroke from the University of Athens in 2012 and an M.B.A. from the University of Strathclyde in 2013.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information about compensation awarded or paid to our named executive officers for the fiscal years ending March 31, 2025 and March 31, 2026.
Name and Principal Position	Year	Base Salary ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)	Total ($)
Sushil Patel(3) Chief Executive Officer	2026	700,000	3,376,003	1,448,325	315,000	6,654	5,845,982
	2025	600,000	1,288,359	1,345,900	450,000	13,402	3,697,661
Emily Hill(4) Chief Financial Officer	2026	532,000	970,800	393,451	196,320	—	2,092,571
	2025	516,500	412,241	430,688	235,524	—	1,594,953
Konstantinos Xynos(5) Chief Medical Officer	2026	536,000	970,800	393,451	198,320	14,210	2,112,781
	2025	516,500	412,241	430,688	253,085	12,351	1,624,865

(1)
The amounts reported in this column reflect the full grant date fair value for awards granted during each of the fiscal years ended March 31, 2025 and 2026. The grant date fair value was computed in accordance with Accounting Standards Codification Topic 718, Compensation — Stock Compensation. The assumptions we used in valuing these awards are described in Note 10 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended March 31, 2026.

For awards that are subject to performance conditions, we report the grant date fair values based upon the probable outcome of such conditions consistent with our estimate of aggregate compensation cost to be recognized over the service period as determined under ASC 718, excluding the effect of estimated forfeitures. Accordingly, the performance-based RSUs granted in the fiscal year end March 31, 2026 are shown at target level attainment. The grant date fair value of the performance-based RSUs granted in the fiscal year ended March 31, 2026 assuming a 100% level of attainment are as follows: Mr. Patel, $644,180; Ms. Hill, $206,120; and Mr. Xynos, $206,120.
(2)
The amounts reported in this column represent bonuses based upon the achievement of company and individual performance objectives for each of the fiscal years ended March 31, 2026 and 2025, which were paid in April 2026 and April 2025, respectively.

(3)
Dr. Patel joined the Company as its full-time Chief Executive Officer on April 1, 2024. The reported compensation for the fiscal year ending March 31, 2026 reflects compensation actually received during such fiscal year. During the fiscal years ended March 31, 2025 and March 31, 2026, Dr. Patel received $13,402 and $6,654, respectively, in additional compensation in connection with the Company’s contribution to his 401(k) plan.

(4)
Ms. Hill joined the Company as its full-time Chief Financial Officer on September 18, 2023. The reported compensation for the fiscal years ending March 31, 2025 and March 31, 2026 reflects compensation actually received during such fiscal year.

(5)
During the fiscal years ended March 31, 2025 and 2026, Dr. Xynos received $12,351 and $14,210, respectively, in additional compensation in connection with the Company’s contribution to his 401(k) plan.

Our executive compensation philosophy is to generally provide compensation and benefit levels that will attract, retain, motivate and reward a highly talented executive team within the context of responsible cost management; establish a direct link between our individual/team performance and results and our executives’ compensation; and align the interests and objectives of our executives with those of our stockholders by linking executive equity awards to stockholder value creation. The compensation philosophy for our executive officers is composed primarily of the following three main components: base salary, annual cash incentives and long-term equity incentives. As part of our annual evaluation of executive compensation, we have engaged Pearl Meyer, an independent executive compensation consultant, to provide advice and recommendations relating to our executive officer compensation arrangements. Pearl Meyer assisted the Compensation Committee in evaluating our executive officer compensation for alignment with governance and market best practices, and to provide recommendations on the appropriate compensation philosophy to guide the Compensation Committee in determining executive officer compensation.
Base Salary
The base salaries for the fiscal year ended March 31, 2026 were determined for each named executive officer by the Board or the Compensation Committee, each of which gave consideration to each officer’s experience, expertise and performance, as well as market compensation levels for similar positions.
Name	Base Salary ($)(1)
Sushil Patel, Chief Executive Officer	700,000
Emily Hill, Chief Financial Officer	532,000
Konstantinos Xynos, Chief Medical Officer	536,000

(1)
The reported base salaries reflect payments actually received during our fiscal year ended March 31, 2026.

Annual Performance-Based Incentive Opportunity
In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash incentives, which are designed to motivate our executives to achieve defined annual corporate goals and to reward our executives for their contributions towards the achievement of these goals. The annual performance-based incentive that each named executive officer was eligible to receive in respect of services performed during the fiscal year ended March 31, 2026 was determined at the discretion of the Board and Compensation Committee based in part on the extent to which the named executive officer achieved the corporate goals and individual objectives that our Board established at the beginning of the fiscal year. After the end of the fiscal year ended March 31, 2026, our Board reviewed performance against each goal and objective and determined the extent to which each goal and objective was achieved.
For our fiscal year ended March 31, 2026, Dr. Patel, Ms. Hill and Dr. Xynos were eligible to receive a target bonus of up to 60%, 40% and 40% of their base salary, respectively. Our Board reviewed the corporate goals for the fiscal year ended March 31, 2026 and the individual objectives of each named executive officer and determined that on an overall basis, significant progress had been made towards achieving many of the target goals. In recognition of these achievements and the efforts of each of our named executive officers, the Compensation Committee awarded Dr. Patel, Ms. Hill and Dr. Xynos 75%, 92.5% and 92.5% of their target bonus opportunity, respectively, for the fiscal year ended March 31, 2026. Accordingly, for the fiscal year ended March 31, 2026, Dr. Patel, Ms. Hill and Dr. Xynos were paid bonuses of $315,000, $196,320, $198,320, respectively.

Outstanding Equity Awards at Fiscal Year End
The following table provides information about outstanding equity awards held by each of our named executive officers as of March 31, 2026.
	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)
Sushil Patel	125,000	0(2)	36.75	5/3/2031	—	—
	77,109	1,641(3)	18.26	4/1/2032	—	—
	43,750	16,250(5)	17.66	4/1/2033	—	—
	109,791	130,209(6)	7.73	4/1/2034	—	—
	—	250,000(7)	8.40	4/1/2035	—	—
					13,125(10)	100,406
					20,000(11)	153,000
					62,502(13)	478,140
					166,667(14)	1,275,003
					200,000(15)	1,530,000
					83,335(17)	637,513
Emily Hill	78,125	46,875(9)	18.00	9/18/2033
	9,583	10,417(6)	7.73	4/1/2034
	28,750	31,250(6)	7.73	4/1/2034
	—	67,500(7)	8.40	4/1/2035
					41,666(16)	318,745
					19,999(13)	152,992
					45,000(14)	344,250
					60,000(15)	459,000
					26,665(17)	203,987
Konstantinos Xynos	75,000	—(8)	28.62	11/29/2031	—	—
	10,281	219(3)	18.26	4/1/2032	—	—
	21,328	4,922(4)	19.98	12/1/2032	—	—
	54,687	20,313(5)	17.66	4/1/2033	—	—
	38,333	41,667(6)	7.73	4/1/2034	—	—
	—	67,500(7)	8.40	4/1/2035
					1,750(10)	13,388
					4,375(12)	33,469
					25,000(11)	191,250
					19,999(13)	152,992
					45,000(14)	344,250
					60,000(15)	459,000
					26,665(17)	203,987

(1)
Upon an option holder’s termination of employment on account of the option holder’s death or disability, these options expire on the first anniversary of the option holder’s termination. If an option holder’s employment terminates for any other reason, these options expire either sixty or ninety days after the option holder’s termination, as provided pursuant to the equity incentive under which such options were awarded.
(2)
25% of the shares underlying this stock option vested on May 3, 2022 and the remainder of the shares underlying this stock option vested in approximately equal monthly installments thereafter until May 3, 2025.

(3)
25% of the shares underlying this stock option vested on April 1, 2023 and the remainder of the shares underlying this stock option will continue to vest in approximately equal monthly installments thereafter until April 1, 2026.

(4)
25% of the shares underlying this stock option vested on December 1, 2023 and the remainder of the shares underlying this stock option vested and will continue to vest in approximately equal monthly installments thereafter until December 1, 2026.

(5)
25% of the shares underlying this stock option vested on April 1, 2024 and the remainder of the shares underlying this stock option will continue to vest in approximately equal monthly installments thereafter until April 1, 2027.

(6)
25% of the shares underlying this stock option will vest on April 1, 2025 and the remainder of the shares underlying this stock option vested and will continue to vest in approximately equal monthly installments thereafter until April 1, 2028.

(7)
25% of the shares underlying this stock option will vest on April 1, 2026 and the remainder of the shares underlying this stock option vested and will continue to vest in approximately equal monthly installments thereafter until April 1, 2029.

(8)
25% of the shares underlying this stock option vested on November 29, 2022 and the remainder of the shares underlying this stock option vested in approximately equal monthly installments thereafter until November 29, 2025.

(9)
25% of the shares underlying this stock option vested on September 18, 2024 and the remainder of the shares underlying this stock option vested and will continue to vest in approximately equal monthly installments thereafter until September 18, 2027.

(10)
25% of the restricted stock units vested on May 15, 2023 and the remainder will vest in three approximately equal annual installments thereafter until May 15, 2026, subject to the Reporting Person’s continuous service to the Issuer.

(11)
25% of the restricted stock units vested on May 15, 2024 and the remainder will vest in three approximately equal annual installments thereafter until May 15, 2027, subject to the Reporting Person’s continuous service to the Issuer.

(12)
25% of the restricted stock units vested on November 15, 2023 and the remainder will vest in three approximately equal annual installments thereafter until November 15, 2026, subject to the Reporting Person’s continuous service to the Issuer.

(13)
25% of the restricted stock units will vest on May 15, 2025 and the remainder will vest in three approximately equal annual installments thereafter until May 15, 2028, subject to the Reporting Person’s continuous service to the Issuer.

(14)
25% of the restricted stock units will vest on May 15, 2026 and the remainder will vest in three approximately equal annual installments thereafter until May 15, 2029, subject to the Reporting Person’s continuous service to the Issuer.

(15)
50% of the restricted stock units will vest on November 15, 2026 and the remainder will vest on November 15, 2027, subject to the Reporting Person’s continuous service to the Issuer.

(16)
25% of the restricted stock units vested on August 15, 2024 and the remainder will vest in three approximately equal annual installments thereafter until August 15, 2027, subject to the Reporting Person’s continuous service to the Issuer.

(17)
The performance-based restricted stock units (the “PSUs”) will vest upon the public announcement of BLA approval. The PSUs would have vested at 150% if approval had been received on or before October 31, 2025, at 125% if approval had been received after October 31, 2025 and on or before December 31, 2025, and at 100% if approval had been received after December 31, 2025 and on or before June 30, 2026. On June 30, 2026, the Compensation Committee discussed the series of complete response letters (CRLs) issued by the Food and Drug Administration (FDA) in connection with the Company’s Biologics License Application (BLA) for RP1 (vusolimogene oderparepvec) in combination with nivolumab for the treatment of advanced melanoma, the Company’s on-going communications with the FDA and the FDA’s acceptance of the Company’s Class 1 BLA resubmission on June 2, 2026. Following such discussion, on June 30, 2026 the Compensation Committee agreed to extend the performance period with respect to the “Target” performance level set forth in the PSU Award Agreement to end on December 24, 2026. Accordingly, if approval is received by December 24, 2026, the PSUs will vest at 100%.
Pension Benefits
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan during the fiscal year ended March 31, 2026, other than pursuant to the plans described under “401(k) Plan.”
Nonqualified Deferred Compensation
Our named executive officers did not participate in, or earn any benefits under, a nonqualified defined contribution or other nonqualified deferred compensation plan during the fiscal year ended March 31, 2026.
401(k) Plan
We offer a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain statutory limits, which are updated annually. We provide matching contributions up to 50% of actual dollars contributed, not to exceed a maximum of 8% of gross salary. Employee contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Employees are immediately and fully vested in their own and in our matching contributions. The 401(k) plan is intended to be qualified under Section 40 1(a) of the Internal Revenue Code, or the Code, with the related trust intended to be tax exempt under Section 50 1(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan.
U.K. Pension Contribution Plan
We provide a “stakeholder” pension contribution plan for our employees in the United Kingdom, pursuant to which we match our employees’ contributions each year in amounts up to 8% of their annual base salary.
Employment Agreements
Set forth below are descriptions of the employment agreements that we have entered into with each of our named executive officers, including descriptions of our named executive officers’ base salary, target annual bonus opportunity and standard benefit plan participation.
Sushil Patel
In connection with Dr. Patel’s transition to the role of Chief Executive Officer, on April 1, 2024, Dr. Patel entered into a second amended and restated employment agreement (the “Patel Second A&R Agreement”) with Replimune, which amended and restated the previous amended and restated employment agreement, dated, May 3, 2021, between Replimune and Dr. Patel, as amended further as of December 30, 2022. Under the Patel Second A&R Agreement, Dr. Patel is entitled to an initial annual base salary of $600,000 and is eligible to receive an annual discretionary performance bonus based on a target percentage of annual base salary, which target percentage is initially 60%. Each of Dr. Patel’s annual base salary and discretionary bonus may be adjusted by the Compensation Committee. The Patel Second A&R Agreement also provides for customary terms of benefits afforded to Dr. Patel, including eligibility to participate in various group insurance plans (subject to the terms thereof), reimbursement for necessary and reasonable travel and other business expenses, and paid time off. Furthermore, Dr. Patel is eligible for grants under the Replimune Group, Inc. 2018 Omnibus Incentive Compensation Plan, as it may be amended from time to time, or any successor plan (the “2018 Plan”), but will have terms and conditions consistent with those set forth in the Plan, as determined by the Compensation Committee.
Consistent with Dr. Patel’s existing agreement, the Patel Second A&R Agreement further provides that in the event Dr. Patel’s employment is terminated by Replimune without “cause,” or by Dr. Patel for “good reason,” each, as defined in the Patel Second A&R Agreement, and subject to customary conditions, including Dr. Patel’s delivery of an effective separation agreement and general release, (a) Dr. Patel is entitled to receive an amount equal to Dr. Patel’s annual base salary, with payment made in installments over a 12-month period following the termination date in accordance with Replimune’s normal payroll practices, and (b) Replimune will pay on Dr. Patel’s behalf the COBRA premiums for continued health care coverage under its group health plans for Dr. Patel and Dr. Patel’s eligible dependents (“COBRA Payments”) for the period from the termination date until the earlier of (i) the end of the 12-month period following the termination date, (ii) the date Dr. Patel becomes eligible for group health insurance coverage through a subsequent employer, or (iii) the date Dr. Patel ceases to be eligible for COBRA coverage for any reason.
Additionally, consistent with Dr. Patel’s existing agreement, in the event that Dr. Patel’s employment is terminated by Replimune without “cause” or by Dr. Patel for “good reason” on or within 12 months following a “change of control,” as defined in the Patel Second A&R Agreement, provided that Dr. Patel delivers an effective separation agreement and general release, in lieu of the payments described in the preceding paragraph, (a) Dr. Patel is entitled to receive an amount equal to two times the sum of Dr. Patel’s annual base salary, plus Dr. Patel’s target annual discretionary bonus for the year of termination, with payment made in installments over the 24-month period following the termination date in accordance with the Replimune’s normal payroll practices, and (b) Replimune will pay on Dr. Patel’s behalf the COBRA Payments for the period from the termination date until the earlier of (i) the end of the 24-month period following the termination date, (ii) the date Dr. Patel becomes eligible for group health insurance coverage through a subsequent employer, or (iii) the date Dr. Patel ceases to be eligible for COBRA coverage for any reason.
Further, the Patel Second A&R Agreement provides that, in the event that Dr. Patel becomes entitled to receive payments that constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, the aggregate present value of such payments will be reduced only if such reduction will provide Dr. Patel with a greater net after-tax benefit than would no reduction.
Pursuant to the Patel Second A&R Agreement, Dr. Patel is subject to customary non-competition and non-solicitation covenants during the term of Dr. Patel’s employment and for a period of one year thereafter. Dr. Patel is also subject to customary confidentiality restrictions.
Emily Hill
On August 31, 2023, Ms. Hill entered into an employment agreement with Replimune, Inc., with an effective date of September 18, 2023. Under Ms. Hill’s employment agreement, she is entitled to an initial base salary of $495,000 and is eligible to receive an annual discretionary target bonus based on a percentage of her base salary, which such percentage is initially 40%. Each of her salary and her discretionary bonus may be adjusted by the Compensation Committee. Ms. Hill’s employment agreement also provides for customary terms of benefits afforded to Ms. Hill, including the ability to participate in various group insurance plans, reimbursement for necessary and reasonable business expenses and paid time off. Furthermore, Ms. Hill may be eligible for grants that are outside of the Plan but will have terms and conditions consistent with those set forth in the Plan, as determined by the Compensation Committee.
Ms. Hill’s employment agreement further provides that in the event her employment is terminated without “cause,” or she terminates her employment for “good reason,” each, as defined in her employment agreement, and subject to customary conditions, including her execution of an acceptable release, Ms. Hill is entitled to receive (i) an amount equal to her annual base salary, with payment made in installments over a 12-month period following termination in accordance with the Company’s normal payroll practices, and (ii) a reimbursement on a monthly basis following the termination date for the COBRA premiums that she pays for continued health coverage under the Company’s health plan for herself and her dependents for the earlier of the (x) 12-month period following the termination date, (y) the date she becomes eligible for group health insurance through a subsequent employer, and (z) the date she ceases to be eligible for COBRA premiums (the “COBRA Reimbursements”).
Additionally, in the event that Ms. Hill’s employment is terminated by the Company without “cause” or by Ms. Hill for “good reason” on or within one year following a “change of control,” as defined in her employment agreement, provided that Ms. Hill delivers an effective release, in lieu of the payments described above, Ms. Hill will be entitled to receive (a) an amount equal to her annual base salary, plus her target annual discretionary bonus for the year of termination, with payment made in installments over the 12-month period following the termination date in accordance with the Company’s normal payroll practices, and (b) the COBRA Reimbursements.
Further, her employment agreement provides that, in the event that Ms. Hill becomes entitled to receive payments that constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, the aggregate present value of such payments will be reduced only if such reduction will provide Ms. Hill with a greater net after-tax benefit than would no reduction.
Pursuant to her employment agreement, Ms. Hill is subject to customary non-competition and non-solicitation covenants during the term of her employment and for a period of one year thereafter. Ms. Hill is also subject to customary confidentiality restrictions.
Konstantinos Xynos
On December 1, 2022, Dr. Xynos entered into an employment agreement with Replimune, Inc., with an effective date of December 1, 2022. Under Dr. Xynos’ employment agreement, he is entitled to an initial base salary of $480,000 and is eligible to receive an annual discretionary target performance bonus based on a percentage of his base salary, which such percentage is initially 40%. Each of his salary and his discretionary bonus may be adjusted by the Compensation Committee. Dr. Xynos’ employment agreement also provides for customary terms of benefits afforded to Dr. Xynos, including the ability to participate in various group insurance plans, reimbursement for necessary and reasonable business expenses, reasonable relocation expenses and paid time off.
Dr. Xynos’ employment agreement further provides that in the event his employment is terminated by the Company without “cause,” or he terminates his employment for “good reason,” each, as defined in his employment agreement, and subject to customary conditions, including his execution of an acceptable release, Dr. Xynos is entitled to receive (i) an amount equal to his annual base salary, with payment made in installments over a 12-month period following termination in accordance with the Company’s normal payroll practices, and (ii) the COBRA Reimbursements.
Additionally, in the event that Dr. Xynos’ employment is terminated by the Company without “cause” or by Dr. Xynos for “good reason” on or within one year following a “change of control,” as defined in his employment agreement, provided that Dr. Xynos delivers an effective release, in lieu of the payments described above, Dr. Xynos will be entitled to receive (a) an amount equal to his annual base salary, plus his target annual discretionary bonus for the year of termination, with payment made in installments over the 12-month period following the termination date in accordance with the Company’s normal payroll practices, and (b) the COBRA Reimbursements.
Further, his employment agreement provides that, in the event that Dr. Xynos becomes entitled to receive payments that constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, the aggregate present value of such payments will be reduced only if such reduction will provide Dr. Xynos with a greater net after-tax benefit than would no reduction.
Pursuant to his employment agreement, Dr. Xynos is subject to customary non-competition and non-solicitation covenants during the term of his employment and for a period of one year thereafter. Dr. Xynos is also subject to customary confidentiality restrictions.
Compensation Consultant
In connection with our executive compensation review during the fiscal year ended March 31, 2026, our Compensation Committee continued to rely on Pearl Meyer to provide guidance with respect to the development and implementation of our compensation arrangements with our executive officers and other employees.

Our Compensation Committee charter requires that the compensation consultant be independent of our management. During the fiscal year ended March 31, 2026, Pearl Meyer did not provide services to us other than the services described in this Proxy Statement. Our Compensation Committee has determined that Pearl Meyer is independent and that its work does not raise any conflict of interest.

PAY VERSUS PERFORMANCE
The Company is a smaller reporting company, and its most recent fiscal year ended March 31, 2026. As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed fiscal years. In determining the “compensation actually paid” (“CAP”) to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The “Executive Compensation” section of this proxy filing describes the compensation setting process for our executive officers, which is done independently from the disclosure requirements.
Pay Versus Performance Table
The following table provides the information required for our NEOs for each of the fiscal years ended March 31, 2026, March 31, 2025 and March 31, 2024, along with the financial information required for each fiscal year. As a pre-commercial biotechnology company, we do not use Net Income (Loss) performance in determining our executive compensation, and as a Smaller Reporting Company, we are not required to choose a “Company Selected Measure.”
Year	Summary Compensation Table Total for PEO(1) $	Compensation Actually Paid to the PEO(1)(2)(3) $	Average Summary Compensation Table Total for Non-PEO NEOs(4) $	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)(4) $	Value of Initial Fixed $100 Investment Based on Total Shareholder Return $(5)	Net Income (in millions) $
2026	5,845,982	3,616,521	2,102,676	1,323,935	43.32	-313.9
2025	3,697,661	4,881,839	1,609,909	2,161,024	55.21	-247.3
2024	6,018,364	1,147,411	2,915,760	972,999	46.26	-215.8

(1)
PEO for FY 2025 and 2026: Sushil Patel; PEO for FY 2024: Philip Astley-Sparke

(2)
Deductions from, and additions to, total compensation reported in the Summary Compensation Table by year to calculate CAP (in accordance with Item 402(v) of Regulation S-K) include:

	2026		2025		2024
	Sushil Patel	Average Non-CEO NEOs	Sushil Patel	Average Non-CEO NEOs	Philip Astley- Sparke	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$5,845,982	2,102,676	3,697,661	1,609,909	6,018,364	2,915,760
Total Adjustments for Pension	$—	$—	$—	$—	$—	$—
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(4,824,328)	$(1,364,251)	$(2,634,259)	$(842,929)	$(5,057,843)	$(2,400,171)
Year-end fair value of unvested awards granted in the current year	$4,350,960	$1,220,659	$3,700,154	$1,183,996	$2,036,595	$969,654
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$(1,508,370)	$(527,170)	$129,323	$115,326	$(1,617,930)	$(407,525)
Fair values at vest date for awards granted and vested in current year	$—	$—	$—	$—	$—	$—
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$(247,724)	$(107,979)	$(11,040)	$94,723	$(231,774)	$(104,719)
Total Adjustments for Equity Awards	$(2,229,461)	$(778,741)	$1,184,178	$551,115	$(4,870,953)	$(1,942,761)
Compensation Actually Paid (as calculated)	$3,616,521	$1,323,935	$4,881,839	$2,161,024	$1,147,411	$972,999

(3)
The following summarizes the valuation assumptions used for stock option awards included as part of Compensation Actually Paid:

•
Expected life of each stock option is based on the “simplified method” using an average of the remaining vest and remaining term, as of the vest/FYE date.

•
Strike price is based on each grant date closing price and asset price is based on each vest/FYE closing price.

•
Risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/FYE date.

•
Historical volatility is based on daily price history for each expected life (years) prior to each vest/FYE date. Closing prices provided by S&P Capital IQ are adjusted for dividends and splits.

•
Represents annual dividend yield on each vest/FYE date.

(4)
Non-PEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:

•
2024, 2025, and 2026: Ms. Emily Hill and Dr. Konstantinos Xynos

(5)
Reflects cumulative total shareholder return (“TSR”) if $100 was invested as of March 31, 2023.

Analysis of the Information Presented in the Pay Versus Performance Table
The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:
•
Replimune’s cumulative TSR; and

•
Replimune’s Net Loss.

CAP versus Company Cumulative TSR
CAP versus TSR

CAP versus Company Net Loss
CAP versus Net Loss

AUDIT COMMITTEE REPORT
The report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended.
The Audit Committee has reviewed Replimune’s audited consolidated financial statements for the fiscal year ended March 31, 2026, and has discussed these statements with management and PricewaterhouseCoopers LLP, or PwC, Replimune’s independent registered public accounting firm. Replimune’s management team is responsible for the preparation of Replimune’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements present fairly the consolidated financial position, results of operations and cash flows of Replimune in conformity with U.S. generally accepted accounting principles and discusses any issues they believe should be raised with the Audit Committee. The Audit Committee is responsible for providing independent, objective oversight of Replimune’s accounting functions and internal controls.
The Audit Committee also received from, and discussed with, PwC the written disclosures and other communications that Replimune’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T.
PwC also provided the Audit Committee with the written disclosures and the letter required by the PCAOB requiring independent registered public accounting firms to annually disclose in writing all relationships that, in their professional opinion, may reasonably be thought to bear on independence, to confirm their perceived independence and to engage in a discussion of independence. The Audit Committee has reviewed this disclosure and has discussed with PwC their independence from Replimune.
Based on its discussions with management and Replimune’s independent registered public accounting firm as outlined above, and its review of the representations and information provided by management and Replimune’s independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Replimune’s Annual Report on Form 10-K for the year ended March 31, 2026, for filing with the Securities and Exchange Commission.
Respectfully submitted by the Audit Committee,
Joseph Slattery, Chairperson
Veleka R. Peeples-Dyer
Dieter Weinand

PROPOSAL NO. 1 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We are asking our stockholders to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for the fiscal year ending March 31, 2027. PwC has served as our independent registered public accounting firm since 2018.
The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance.
Although stockholder ratification is not required by our bylaws or otherwise, the Board believes it is advisable to provide stockholders an opportunity to ratify this selection and is submitting the selection of PwC as our independent registered public accounting firm to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm, but is not required to do so. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Replimune and its stockholders.
We expect that a representative of PwC will virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions from stockholders in accordance with the Annual Meeting’s Rules of Conduct.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee pre-approves all auditing services, and permitted non-audit services (including the fees and terms thereof) to be performed by PwC, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of an audit. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with applicable law, Nasdaq listing standards and SEC rules and regulations, provided that the decisions of such Audit Committee member or members must be presented to the full Audit Committee at its next scheduled meeting.
Principal Accountant Fees and Services
We regularly review the services and fees of our independent accountants. These services and fees are also reviewed by the Audit Committee on an annual basis. The approximate aggregate fees billed for the fiscal years ended March 31, 2025 and 2026 for each of the following categories of services are as follows:
Fee Category	2025	2026
Audit Fees	$1,485,623	$1,173,784
Audit Related Fees	—	—
Tax Fees	$114,467	$319,684
All Other Fees	$2,125	$2,125
Total Fees	$1,602,215	$1,495,593
Audit Fees.   Consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, consultations on accounting matters directly related to the audit, and comfort letters, consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees.   Consist of aggregate fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our consolidated financial statements and were not reported above under “Audit Fees.”

Tax Fees.   Consist of aggregate fees for tax compliance, tax advice and tax planning services including the review and preparation of our federal and state income tax returns.
All Other Fees.   Consist entirely of license fees billed or incurred by PwC for access to its proprietary disclosure checklist software platform.
The Audit Committee has pre-approved all services performed since the pre-approval policy was adopted.
Vote Required and the Board’s Recommendation
The affirmative vote of a majority of shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the selection of our independent registered public accounting firm. An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote “against” the ratification of the selection of our independent registered public accounting firm. Because the ratification of the selection of our independent registered public accounting firm is a routine matter, a nominee holding shares in street name may vote on this proposal in the absence of instructions from the beneficial owner.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PWC AS REPLIMUNE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
(PROPOSAL NO. 1)

PROPOSAL NO. 2 — APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
In accordance with the rules of the SEC, we are providing stockholders with an opportunity to make a non-binding advisory vote on the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2026. This non-binding advisory vote is commonly referred to as a “say on pay” vote and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. We currently hold say on pay votes annually, and we will hold our next say on pay vote at the 2027 Annual Meeting of Stockholders.
Stockholders are urged to read the section titled “Executive Compensation,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. We believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives, whose knowledge, skills and performance are critical to our success, and motivate these executive officers to achieve our business objectives and to lead us in a competitive environment. We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders hereby approve, on a non-binding advisory basis, the compensation of the “named executive officers” of Replimune Group, Inc. for the fiscal year ended March 31, 2026, as disclosed in the section titled “Executive Compensation” in the proxy statement for the Replimune Group, Inc. 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.”
As an advisory vote, this Say on Pay Proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in this Say on Pay Proposal overrules any decision by the Company or our Board (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or our Board (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or our Board (or any committee thereof). However, our Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this Say on Pay Proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Vote Required and the Board’s Recommendation
The affirmative vote of a majority of shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote is required to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2026. An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote “against” this proposal. Broker non-votes will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NON-BINDING ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.
(PROPOSAL NO. 2)

PROPOSAL NO. 3 — APPROVAL OF AN AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, FROM 150,000,000 SHARES TO 300,000,000 SHARES
Summary
We are asking our stockholders to approve an amendment to Article Four, Section 1(a) of our Third Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 300,000,000 shares (the “Charter Amendment”). The Charter Amendment will not change the number of authorized shares of preferred stock, which will remain at 10,000,000 shares. If approved, the total number of shares of all classes of capital stock that the Company is authorized to issue will increase from 160,000,000 shares to 310,000,000 shares.
Current Utilization of Authorized Shares
The following table sets forth, as of March 31, 2026, information regarding our authorized, issued and outstanding, reserved, and available shares of common stock:
Shares
Authorized shares of common stock	150,000,000
Shares of common stock issued and outstanding	82,716,923
Shares issuable upon exercise of outstanding stock options, having a weighted average exercise price of $14.12 per share	11,785,458
Shares issuable upon vesting and settlement of outstanding restricted stock units and performance stock units	5,508,882
Shares reserved for future issuance under our 2018 Omnibus Incentive Compensation Plan	1,569,457
Shares reserved for future issuance under our Employee Stock Purchase Plan	4,102,399
Pre-IPO warrants to purchase common stock	—
Shares issuable upon exercise of pre-funded warrants	14,058,153
Total shares issued, outstanding, and reserved	119,741,272
Authorized shares of common stock available for future issuance	30,258,728
As of March 31, 2026, 30,258,728 shares of authorized common stock remained available for future issuance. The Charter Amendment will not change the number of authorized shares of preferred stock. As of March 31, 2026, 10,000,000 shares of undesignated preferred stock, par value $0.001 per share, were authorized, and no undesignated shares of preferred stock were issued and outstanding.
Reasons for the Charter Amendment
In July 2026, the Board determined that the Charter Amendment was advisable and in the best interests of the Company and its stockholders and unanimously approved the Charter Amendment, subject to stockholder approval.
The Board believes that additional authorized shares of common stock are necessary to provide the Company with the flexibility to respond to future opportunities and needs. In particular, the Board considered the following factors in recommending the Charter Amendment:
•
Future capital-raising or financing transactions.   The Company’s product candidates are in various stages of clinical and preclinical development, and the Company may need to raise additional capital in the future through public or private offerings of common stock or securities convertible into or exchangeable for common stock. Maintaining a sufficient reserve of authorized shares allows the Company to pursue such transactions on a timely basis and potentially on favorable terms.

•
Strategic transactions.   The additional authorized shares of common stock would provide the Company with the flexibility to pursue potential strategic transactions, including mergers, acquisitions,

collaborations, licensing arrangements, and other business combinations, potentially using shares of common stock as consideration.
•
Pipeline development.   The Company’s long-term growth strategy is driven by the continued development, commercialization, and advancement of its pipeline of product candidates, which may require significant capital investment. The proceeds of future equity offerings are expected to support the Company’s development of its product candidates and execution of its long-term growth strategy.

•
Equity compensation.   The Company operates in a highly competitive market for talent in the biotechnology industry. The ability to grant equity awards under the Company’s equity compensation plans is critical to attracting and retaining qualified employees, officers, and directors.

The Board currently has no specific plans, arrangements, or agreements to issue any of the proposed additional authorized shares of common stock, other than (i) shares that may be issued under the Company’s existing equity compensation plans in the ordinary course, (ii) potential issuances pursuant to a sales Agreement the Company entered into on August 3, 2023, as amended, with Leerink Partners LLC, through which the Company may offer and sell shares of its common stock from time to time in “at-the-market” offerings, and (iii) future issuances of additional shares or other equity or debt securities exercisable for, or convertible into, shares of the Company’s common stock. As a general matter, the Board would be able to issue the additional authorized shares at its discretion from time to time without further action or approval of the Company’s stockholders, except as may be required by applicable law or the rules and listing requirements of Nasdaq or any other applicable securities exchange. For example, Nasdaq listing rules generally require stockholder approval for issuances of common stock in connection with certain acquisitions, private placements, or equity compensation arrangements that exceed specified thresholds.
Effects of the Charter Amendment
If the Charter Amendment is approved, the additional 150,000,000 authorized shares of common stock will be identical in all respects to the shares of common stock currently authorized and outstanding. Holders of our common stock do not currently have, and will not have as a result of the Charter Amendment, preemptive, subscription, redemption, or conversion rights. The Charter Amendment will not change the number of shares of common stock or preferred stock currently outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our common stock.
However, to the extent that the additional authorized shares of common stock are issued in the future, such issuance may decrease existing stockholders’ respective percentage of equity ownership in the Company and could be dilutive to the voting power of existing stockholders, and depending on the price at which they are issued, such shares may dilute earnings and book value on a per share basis. Because our stockholders do not have preemptive rights, current stockholders would not have a prior right to purchase any new issuance of capital stock in order to maintain their proportionate ownership of our common stock.
Anti-Takeover Considerations
The availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make any efforts to obtain control of the Company more difficult. For example, the Board could, without further stockholder approval, issue shares of common stock in a public or private offering, including to persons allied with the Board, which could dilute the stock ownership or voting power of parties seeking to obtain control of the Company. The increase in authorized shares of common stock could also have the effect of rendering more difficult or discouraging a merger, tender offer, or proxy contest, the assumption of control by a holder of a large block of our stock, or the removal of incumbent management. The Board is not aware of any actual or contemplated attempt to acquire control of the Company, and the Charter Amendment is not being presented with the intent that it be used to prevent or discourage any acquisition attempt. Notwithstanding the foregoing, the Board remains committed to taking any actions that it deems consistent with its fiduciary duties.
No Appraisal Rights
Stockholders will not have any appraisal or dissenters’ rights under the Delaware General Corporation Law in connection with the Charter Amendment.

Text of the Charter Amendment
If the Charter Amendment is approved by our stockholders, Article Four, Section 1 of our Third Amended and Restated Certificate of Incorporation would be amended and restated in its entirety to read as follows:
Section 1.   Authorized Shares.   The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Three Hundred Ten Million (310,000,000) shares, consisting of:
(a)
Three Hundred Million (300,000,000) shares of common stock, par value $0.001 per share (“Common Stock”); and

(b)
Ten Million (10,000,000) shares of undesignated preferred stock, par value $0.001 per share (the “Preferred Stock”).

Such stock may be issued from time to time by the Corporation for such consideration as may be fixed by the board of directors of the Corporation (the “Board of Directors”). The following is a statement of the powers, designations, preferences, privileges, and relative rights in respect of each class of capital stock of the Corporation.
The full text of the proposed Certificate of Amendment is attached to this Proxy Statement as Appendix A.
Timing of the Charter Amendment; Right to Abandon
If the Charter Amendment is approved by our stockholders, the amendment will become effective immediately upon the filing of a Certificate of Amendment to our Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Notwithstanding stockholder approval of the Charter Amendment, at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the Board may abandon the Charter Amendment without further action by the stockholders. If the Charter Amendment is not approved by our stockholders, the number of authorized shares of common stock will remain unchanged at 150,000,000.
Risks of Non-Approval
If our stockholders do not approve the Charter Amendment, our authorized shares of common stock will remain at 150,000,000 shares, of which only 30,258,728 shares remained available for future issuance as of March 31, 2026. The Company’s long-term growth strategy may require the issuance of additional shares beyond those currently available. Without sufficient authorized shares, the Company could face the following risks:
•
The Board may be unable to pursue capital-raising transactions, strategic acquisitions, or other corporate opportunities on a timely basis, potentially causing the Company to miss time-sensitive opportunities that could be in the best interests of the Company and its stockholders.

•
The Company may face substantial challenges in hiring and retaining employees at all levels, including members of its executive leadership team, if sufficient shares are not available for equity compensation awards.

•
The Company may be required to seek stockholder approval on a transaction-by-transaction basis before issuing shares, which could result in significant delays and additional costs.

Vote Required and the Board’s Recommendation
The affirmative vote of a majority of the votes cast by holders of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve an amendment to the Third Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 300,000,000 shares. Abstentions will have no effect on the outcome of the vote on the Charter Amendment because approval requires a majority of the votes cast. Broker non-votes will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT.
(PROPOSAL NO. 3)

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of June 30, 2026 (unless otherwise specified) by:
•
each of our directors and named executive officers;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options, pre-funded warrants, warrants and certain other derivative securities that are currently exercisable, will become exercisable, or are currently vested, or will become vested, in each case, within 60 days after June 30, 2026. Shares of our common stock issuable pursuant to options, pre‑funded warrants, warrants and certain other derivative securities are deemed outstanding for purposes of computing the percentage of the person holding such options, pre-funded warrants, warrants or other derivate securities and the percentage of any group of which the person is a member, but are not deemed outstanding for computing the percentage of any other person. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and 13(g) of the Securities Act. As of June 30, 2026, there were 83,964,219 shares of our common stock outstanding. Unless otherwise indicated, the address for each beneficial owner is c/o Replimune Group, Inc., 500 Unicorn Park Drive, Suite 303, Woburn, MA 01801.
Name and address of beneficial owner	Number of Shares Beneficially Owned†	Percentage of Shares Beneficially Owned (%)
Greater than 5% Stockholders:
Entities affiliated with Baker Bros. Advisors LP(1)	25,103,489	29.9
BlackRock, Inc(2)	4,538,487	5.4
Ridgeback Capital Investments L.P.(3)	6,252,651	7.5
Suvretta Capital Management, LLC(4)	4,221,836	5.0
RTW Investments, LP(5)	7,356,916	8.8
Named Executive Officers and Directors
Philip Astley-Sparke(6)	2,385,209	2.8
Sushil Patel(7)	592,499	*
Kapil Dhingra(8)	277,741	*
Konstantinos Xynos(9)	302,932	*
Dieter Weinand(10)	216,550	*
Joseph Slattery(11)	204,756	*
Paolo Pucci(12)	155,200	*
Christy Oliger(13)	138,700	*
Emily Hill(14)	239,784	*
Veleka R. Peeples-Dyer(15)	114,400	*
Madhavan Balachandran(16)	70,000	—
Michael Goller(17)	26,000	—
All executive officers and directors as a group (12 persons)(18)	4,723,771	5.4

*
Represents beneficial ownership of less than 1%.

†
None of the shares are pledged as security.

(1)
Based on information provided to us by Baker Bros. Advisors LP (“Baker Adviser”), Baker Bros. Advisors (GP) LLC (“Baker Adviser GP”), Felix J. Baker (“Felix”) and Julian J. Baker (“Julian”). Consists of (i) 10,116,095 shares of common stock held directly by Baker Brothers Life Sciences, L.P. (“Baker Brothers Life Sciences”), (ii) 929,241 shares of our common stock held by 667, L.P. (“667” and, together with Baker Brothers Life Sciences, the “BBA Funds”), and (iii) 14,058,153 shares of common stock that are issuable to the BBA Funds upon the exercise of pre-funded warrants. Baker Bros. Advisors LP (“BBA”) is the management company and investment advisor to the BBA Funds and has sole voting and investment power with respect to these securities. Baker Bros. Advisors (GP) LLC (the “GP”) is the sole general partner of BBA. Julian C. Baker and Felix J. Baker are managing members of the GP. The GP, Julian C. Baker, Felix J. Baker and BBA may be deemed to be beneficial owners of the securities directly held by the BBA Funds. Julian C. Baker, Felix J. Baker, BBA, and the GP disclaim beneficial ownership of all securities held by the BBA Funds, except to the extent of their indirect pecuniary interest therein. The business address of BBA, GP, Julian C. Baker and Felix J. Baker is 860 Washington Street, 3rd Floor, New York, NY 10014. The business address of Baker Adviser, Baker Adviser GP, Felix and Julian is c/o Baker Bros. Advisors LP, 860 Washington Street, 3rd Floor, New York, NY 10014. Michael Goller, a full-time employee of the Adviser, currently serves on our Board as a representative of the BBA Funds.

(2)
Based solely on a Schedule 13G/A filed with the SEC on January 26, 2024 by BlackRock, Inc. (“BlackRock”). BlackRock has sole voting power and sole dispositive power over 4,415,285 and 4,538,487 shares of common stock, respectively. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(3)
Based solely on a Schedule 13G filed with the SEC on May 21, 2026 by Ridgeback Capital Investments L.P. (“RCILP”), Ridgeback Capital Investments LLC (“RCI”), and Ridgeback Capital Management LLC (“RCM”). RCILP, RCI, and RCM reporting shared voting and dispositive power over 6,252,651 shares of common stock. RCI is the general partner of RCILP. Pursuant to an investment management agreement, RCM maintains investment and voting power with respect to the securities held or controlled by RCI. Wayne Holman, an individual, controls RCM. By reason of the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, RCM and RCI may be deemed to own beneficially all of shares owned directly by RCILP. Each of RCM and RCI disclaim beneficial ownership of any of the securities referenced above. The address for RCILP, RCI, RCM and Mr. Holman 348 W. 14th St., Fl. 4, New York, NY 10014.

(4)
Based solely on a Schedule 13G filed with the SEC on May 12, 2026 by Suvretta Capital Management, LLC (“Suvretta Capital”) and Aaron Cowen. Suvretta Capital and Mr. Cowen reported shared voting power and shared dispositive power with respect to 4,221,836 shares of common stock. Mr. Cowen is the control person and managing member of Suvretta Capital. The address of the principal office of Suvretta Capital and Mr. Cowen is c/o Suvretta Capital Management, LLC, 540 Madison Avenue, 7th Floor, New York, New York, 10022.

(5)
Based solely on a Schedule 13G filed with the SEC on May 15, 2026 by RTW Investments, LP (“RTW Investments”) and Roderick Wong, M.D. RTW Investments and Dr. Wong reported shared voting power and shared dispositive power with respect to 7,356,916 shares of common stock. RTW Investments is the investment adviser to certain funds (the “RTW Funds”), with respect to shares of common stock directly held by the RTW Funds. Dr. Wong is the Managing Partner and Chief Investment Officer of RTW Investments, with respect to the shares of common stock directly held by the RTW Funds. The business address for RTW Investments and Dr. Wong is 40 10th Avenue, Floor 7, New York, New York 10014.

(6)
Consists of (i) 1,326,889 shares of common stock and (ii) 1,058,320 shares of common stock underlying options that are exercisable within 60 days of June 30, 2026.

(7)
Consists of (i) 119,583 shares of common stock and (ii) 472,916 shares of common stock underlying options that are exercisable within 60 days of June 30, 2026.

(8)
Consists entirely of 277,741 shares of common stock underlying options that are exercisable within 60 days of June 30, 2026.

(9)
Consists of (i) 61,704 shares of common stock and (ii) 241,228 shares of common stock underlying options that are exercisable within 60 days of June 30, 2026.

(10)
Consists entirely of 216,550 shares of common stock underlying options that are exercisable within 60 days of June 30, 2026.

(11)
Consists of (i) 6,667 shares of common stock and (ii) 198,089 shares of common stock underlying options that are exercisable within 60 days of June 30, 2026.

(12)
Consists entirely of 155,200 shares of common stock underlying options that are exercisable within 60 days of June 30, 2026.

(13)
Consists entirely of 138,700 shares of common stock underlying options that are exercisable within 60 days of June 30, 2026.

(14)
Consists of (i) 58,640 shares of common stock, (ii) 160,311 shares of common stock underlying options that are exercisable within 60 days of June 30, 2026, and (iii) 20,833 shares of common stock issuable upon settlement of restricted stock units that will vest within 60 days of June 30, 2026.

(15)
Consists entirely of 114,400 shares of common stock underlying options that are exercisable within 60 days of June 30, 2026.

(16)
Consists entirely of 70,000 shares of common stock underlying options that are exercisable within 60 days of June 30, 2026.

(17)
Consists entirely of 26,000 shares of common stock underlying options that are exercisable within 60 days of June 30, 2026.

(18)
Consists of (i) 1,573,483 shares of common stock and (ii) 3,150,288 shares of common stock underlying options and securities that are exercisable within 60 days of June 30, 2026.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions Policy
Our Board has adopted a formal written policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior review and ratification of the Audit Committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons in which the amount involved exceeds $120,000 and such person would have a direct or indirect material interest must first be presented to the Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, the Audit Committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
Other than as disclosed below, during the fiscal year ended March 31, 2026, we were not a party to any transactions or series of similar transactions, in which:
•
the amounts involved exceeded or will exceed $120,000; and

•
any of the directors, executive officers or holders of more than 5% of our voting equity, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and named executive officers are described elsewhere in this Proxy Statement.

GENERAL MATTERS
Availability of Certain Documents
A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 has been posted along with this Proxy Statement at www.envisionreports.com/REPL or www.replimune.com under “Investors & Media” at “Financials & Filings.” We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2026, including financial statements and schedules thereto, but excluding exhibits. A reasonable fee will be charged for copies of exhibits. Please send a written request to Investor Relations at:
Replimune Group, Inc.
500 Unicorn Park Drive
Suite 303
Woburn, MA 01801
Attention: Investor Relations
You may also find a copy of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 (with exhibits) on the SEC website at www.sec.gov.
Stockholders Sharing an Address / Householding
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Only one copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 and this Proxy Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.
We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the Annual Report on Form 10-K for the fiscal year ended March 31, 2026 and this Proxy Statement was delivered. To receive a separate copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 or this Proxy Statement, or to receive separate copies in the future, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write to Investor Relations at Replimune Group, Inc. at our principal executive offices at 500 Unicorn Park Drive, Suite 303, Woburn, MA 01801 or call Investor Relations at +1 (339) 970-2843.
Stockholder Proposals and Nominations
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.
Under Rule 14a-8 of the Exchange Act, to submit a proposal for inclusion in our Proxy Statement for the 2027 Annual Meeting of Stockholders, stockholder proposals must be received no later than close of business on March 30, 2027, by our Secretary at our principal executive offices at 500 Unicorn Park Drive, Suite 303, Woburn, MA 01801, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.
Requirements for Stockholder to bring Business and Nominations Before an Annual Meeting of Stockholder.
Our bylaws provide that, for stockholder nominations to the Board or other business to be considered at the 2027 Annual Meeting of Stockholders, the stockholder must give timely notice thereof in writing to the Secretary at Replimune Group, Inc., 500 Unicorn Park Drive, Suite 303, Woburn, MA 01801 between May 18, 2027 and June 17, 2027 (assuming the date of our 2027 Annual Meeting of Stockholders is not so advanced or delayed as described in our bylaws).

To be timely for the 2027 Annual Meeting of Stockholders, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the previous year’s annual meeting, except that if the annual meeting is scheduled more than 30 days before or 60 days after such anniversary date, we must receive the notice not later than the close of business on the 10th day following the day on which we first provide notice or public disclosure of the date of the meeting. Such notice must provide the information required by Section 2.12 of our bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2027 Annual Meeting of Stockholders. In addition, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
By Order of the Board of Directors,
/s/ SUSHIL PATEL
Sushil Patel Chief Executive Officer July 28, 2026
(The remainder of this page has been left blank intentionally.)

APPENDIX A
CERTIFICATE OF AMENDMENT
TO
THE THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
REPLIMUNE GROUP, INC.
(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)
Replimune Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”), hereby certifies as follows:
1.   The name of this corporation is Replimune Group, Inc. (the “Corporation”).
2.   The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 5, 2017. The Corporation’s Third Amended and Restated Certificate of Incorporation, as amended and restated from time to time, was most recently filed with the Secretary of State of the State of Delaware on July 24, 2018 (the “Restated Certificate”).
3.   Article Four, Section 1 of the Restated Certificate is hereby amended and restated in its entirety to read as follows:
Section 1.    Authorized Shares.   The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Three Hundred Ten Million (310,000,000) shares, consisting of:
(a)
Three Hundred Million (300,000,000) shares of common stock, par value $0.001 per share (“Common Stock”); and

(b)
Ten Million (10,000,000) shares of undesignated preferred stock, par value $0.001 per share (the “Preferred Stock”).

Such stock may be issued from time to time by the Corporation for such consideration as may be fixed by the board of directors of the Corporation (the “Board of Directors”). The following is a statement of the powers, designations, preferences, privileges, and relative rights in respect of each class of capital stock of the Corporation.
4.   This Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Sections 141 and 242 of the DGCL.
[The remainder of this page intentionally left blank]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer this [•] day of September, 2026.
Replimune Group, Inc.
By:

Name: Sushil Patel
Title:  Chief Executive Officer

A-2

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.Online (During the Meeting)Go to meetnow.global/MP4F5JS. To access the virtual meeting you must have the information that is printed in the shaded bar located below. Online (Before the Meeting)Go to www.envisionreports.com/REPL or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money!Sign up for electronic delivery at www.envisionreports.com/REPL Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.2026 Annual Meeting of Replimune Group, Inc. Proxy Cardq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q If no electronic voting,delete QR code and control #2024 Proposals — The Board of Directors recommend a vote FOR Proposals 1 – 3.A1UPX04BBDB 1. To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Replimune Group, Inc. for the fiscal year ending March 31, 2027. ForAgainstAbstain2. To approve, on a non-binding advisory basis, the compensation of Replimune Group, Inc.’s named executive officers for the fiscal year ended March 31, 2026. ForAgainstAbstain 3. To approve an amendment to the Third Amended and Restated Certificate of Incorporation of Replimune Group, Inc. to increase the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to300,000,000 shares. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.B

The 2026 Annual Meeting of Stockholders of Replimune Group, Inc. will be held on Tuesday, September 15, 2026 at 8:30 AM Eastern Time, virtually via the Internet at meetnow.global/MP4F5JS. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.The material is available at: www.envisionreports.com/REPL Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/REPL IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE 2026 Annual Meeting of Stockholders of Replimune Group, Inc.+REPLNotice of 2026 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — September 15, 2026The undersigned stockholder(s) of Replimune Group, Inc. (the “Company”) hereby appoint(s) Sushil Patel and Shawn Glidden, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of the Company that the undersigned stockholder(s) is/are entitled to vote at the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 8:30 AM, Eastern Time on September 15, 2026, via live webcast at meetnow.global/MP4F5JS, and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their full discretion (i) FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2027, (ii) FOR the proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2026, (iii) FOR the proposal to approve an amendment to the Third Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 300,000,000 shares, (iv) on any matter that the Board did not know would be presented at the Annual Meeting within a reasonable time prior to conducting this proxy solicitation, and (v) on such other business as may properly be brought before the Annual Meeting or any adjournment, continuation or postponement thereof.This proxy, when executed, will be voted in the manner directed herein by the undersigned stockholder(s).If no such direction is indicated, this proxy will be voted in accordance with the Board’s recommendation.(Items to be voted appear on reverse side) CNon-Voting ItemsChange of Address — Please print new address below.Comments — Please print your comments below.